Rule 497(e)
File No. 333-146827

Prospectus

Innovator Uncapped Bitcoin 20 Floor ETF® — Quarterly

(Cboe BZX — QBF)

February 6, 2025
as supplemented January 2, 2026

Innovator Uncapped Bitcoin 20 Floor ETF® — Quarterly (the “Fund”) is a series of
Innovator ETFs® Trust (the “Trust”) and is an actively managed ETF.

• The Fund employs a “defined outcome strategy.” Defined outcome strategies seek to produce pre-determined investment outcomes based upon the performance of an underlying reference asset. The Fund seeks to provide investors with investment results that participate in a percentage of any positive price returns of bitcoin (prior to taking into account management fees, shareholder transaction fees, brokerage commissions, taxes and any extraordinary expenses incurred by the Fund) while providing a maximum loss of 20% of any bitcoin price return losses (prior to taking into account management fees, shareholder transaction fees, brokerage commissions, taxes and any extraordinary expenses incurred by the Fund), over successive three-month periods.

•   The Fund provides investment exposure to the price return of bitcoin (i.e., “spot” bitcoin prices) (the “Bitcoin Price”) by investing in a combination of FLexible EXchange® Options (“FLEX Options”) that reference one or more exchange-traded products that hold bitcoin directly (each, a “Bitcoin ETP”) or the CBOE Bitcoin U.S. ETF Index (the “Bitcoin ETP Index” and, together with the Bitcoin ETPs, the “Bitcoin Reference Asset”). Bitcoin ETPs are exchange-traded investment products not registered under the 1940 Act that reflect the price of bitcoin, before the payment of its fees and expenses, by purchasing and storing bitcoin in a digital vault and issuing exchange-listed shares that correspond to the price of bitcoin it holds. FLEX Options are exchange-traded option contracts guaranteed for settlement by the Options Clearing Corporation with uniquely customizable terms that allow investors to customize key terms like type, strike price and expiration date that are standardized in a typical options contract. The Fund also seeks to provide downside protection through its investments in U.S. Treasury Bills (“U.S. Treasuries”). The Fund does not directly invest in bitcoin.

•   The pre-determined outcomes sought by the Fund, which include the floor and participation rate discussed below (“Outcomes”), are based upon the performance of the Bitcoin Reference Asset, over an approximately three-month period (the “Outcome Period”). The Fund’s strategy has been specifically designed to produce the Outcomes based upon the Bitcoin Price, as represented by the price of the Bitcoin Reference Asset (“Bitcoin Price”), at the outset of the Outcome Period through its conclusion. The current Outcome Period is from January 1, 2026 through March 31, 2026. Following the Outcome Period, each successive Outcome Period will begin on the day the prior Outcome Period concludes and will end three months thereafter. The Fund is designed to achieve the Outcomes for a three-month Outcome Period. The Outcomes may only be realized by investors who hold shares of the Fund (“Shares”) at the outset of the Outcome Period and continue to hold them until the conclusion of the Outcome Period. Investors that purchase Shares after the Outcome Period has begun or sell Shares prior to the Outcome Period’s conclusion may experience investment returns that are very different from those that the Fund seeks to provide. The Fund will not terminate after the conclusion of the Outcome Period. After the conclusion of the Outcome Period, another will begin. Fund returns for a single Outcome Period will be different than the Outcomes achieved by the Fund over multiple Outcome Periods. There is no guarantee that the Outcomes for an Outcome Period will be realized.

• The Fund participates in a percentage of gains of the Bitcoin Price (the “Participation Rate”) over the duration of the Outcome Period. As a result of the Participation Rate, while the Fund is not capped in the amount of upside performance it can experience, the Fund’s returns will underperform any positive returns in the Bitcoin Price. The Participation Rate is set on the first day of the Outcome Period and is 72.00% of the gains of the Bitcoin Price prior to taking into account annual Fund management fees, shareholder transaction fees, brokerage commissions, taxes and any extraordinary expenses incurred by the Fund. Unlike other funds that employ a “defined outcome strategy,” the Fund does not limit returns investors may receive through the implementation of a “cap”. Rather, the Fund participates in a percentage of positive returns of the Bitcoin Price and such returns are only limited by the Participation Rate. The Participation Rate is a result of the Fund’s sought-after downside protection, and the level of the Participation Rate is dependent upon market conditions at the time the Fund enters into its FLEX Options for the Outcome Period and is likely to rise or fall from one Outcome Period to the next. Accordingly, it is possible that the Participation Rate in a subsequent Outcome Period could be substantially lower or higher than the current Participation Rate.

•   The Fund seeks to provide shareholders that hold Shares for the entire Outcome Period with a maximum loss experienced by the Bitcoin Price of 20% (the “Floor”) over the course of the Outcome Period by holding 80% of the Fund’s assets in U.S. Treasuries in order to preserve the Fund’s capital in the event the FLEX Options expire worthless. The Fund will experience the losses of the Bitcoin Price on a one-to-one basis prior to the Floor. The Floor is provided based on the Fund’s NAV and will be in effect throughout the duration of the Outcome Period. The Floor is inclusive of interest income received by the Fund by virtue of its U.S. Treasuries and is provided prior to taking into account annual Fund management fees, shareholder transaction fees, brokerage commissions, taxes and any extraordinary expenses incurred by the Fund. These fees and any expenses will have the effect of extending the maximum losses incurred to the Floor for Fund shareholders for an Outcome Period. When the Fund’s annual management fee equal to 0.79% of the Fund’s daily net assets is taken into account for the Outcome Period, the net Floor for the Outcome Period is 20.20%. If the Outcome Period has begun and the Fund has increased in value, an investor purchasing Shares at that price may experience additional losses prior to the implementation of the Floor to the extent the price of Shares has exceeded the value of the Shares at the commencement of the Outcome Period. An investment in Shares is only appropriate for shareholders willing to bear those losses.

•   The Fund may gain exposure to the Bitcoin Reference Asset by investing a portion of its assets in a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary and the Fund will have the same investment adviser, investment sub-adviser and investment objective. The Subsidiary will also follow the same general investment policies and restrictions as the Fund. Except as noted herein, for purposes of this Prospectus, references to the Fund’s investment strategies and risks include those of the Subsidiary. Because the Fund intends to qualify for treatment as a RIC under the Code, the size of the Fund’s investment in the Subsidiary will not exceed 25% of the Fund’s total assets at or around each quarter end of the Fund’s fiscal year, with the balance of the Fund’s assets invested in U.S. Treasury Bills.

•   The Fund’s website, www.innovatoretfs.com/qbf, provides important Fund information (including, among other items, Outcome Period start and end dates and information relating to the Participation Rate and Floor), as well information relating to the potential outcomes of an investment in the Fund on a daily basis. If you are contemplating purchasing Shares, please visit the Fund’s website. The Fund’s strategy is designed to produce the Outcomes upon the expiration of the terms of its FLEX Options on the last day of the Outcome Period. It should not be expected that the Outcomes, including the net effect of the Fund’s annual management fee on the Participation Rate and Floor, will be provided at any point prior to the last day of the Outcome Period. Investors considering purchasing Shares after the Outcome Period has begun or selling Shares prior to the end of the Outcome Period should visit the website to fully understand potential investment outcomes. An investor that holds Shares through multiple Outcome Periods may fail to experience gains comparable to those of the Bitcoin Price over time because at the end of the Outcome Period a new Participation Rate will be established and any increases in the Bitcoin Price that exceed the Participation Rate will be forfeited. Similarly, an investor that holds Shares through multiple Outcome Periods will be unable to recapture losses from prior Outcome Periods because at the end of each Outcome Period, a new Floor will be established based on the then-current price of the Bitcoin Reference Asset and any losses experienced during the prior Outcome Period will be locked-in. Moreover, the annual imposition of a new Participation Rate on future gains may make it difficult to recoup any losses from the prior Outcome Periods such that, over multiple Outcome Periods, the Fund may have losses that exceed those of the Bitcoin Reference Asset.

Although the Fund seeks to achieve its investment objective, there is no guarantee that it will do so. The returns that the Fund seeks to provide do not include the costs associated with purchasing Shares and certain expenses incurred by the Fund. The Fund has characteristics unlike many other traditional investment products and may not be suitable for all investors. You may lose money by investing in the Fund.

The Fund lists and principally trades its Shares on the Cboe BZX Exchange, Inc. (the “Exchange”). Market prices may differ to some degree from the net asset value (“NAV”) of Shares. Unlike mutual funds, the Fund issues and redeems Shares at NAV only in large blocks of Shares called “Creation Units.” The Fund is a series of the Trust and is an actively managed exchange-traded fund organized as a separate series of a registered management investment company.

The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Innovator Uncapped Bitcoin 20 Floor ETF® – Quarterly

Investment Objective

The Fund seeks to provide investors with investment results that participate in a percentage of any positive price returns of bitcoin (prior to taking into account management fees, shareholder transaction fees, brokerage commissions, taxes and any extraordinary expenses incurred by the Fund) while providing a maximum loss of 20% of any bitcoin price return losses (prior to taking into account management fees, shareholder transaction fees, brokerage commissions, taxes and any extraordinary expenses incurred by the Fund), over successive three-month periods.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell Shares. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.79%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses(1)	0.00%
Total Annual Fund Operating Expenses	0.79%

(1)    “Other Expenses” are estimates based on the expenses the Fund expects to incur for the current fiscal year.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. This example does not include the brokerage commissions that investors may pay to buy and sell Shares.
	1 Year	3 Years
Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:	$81	$252

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. Because the Fund has not yet commenced investment operations, portfolio turnover information is not available at this time.

Principal Investment Strategies

General Strategy Description.    The Fund has adopted a policy pursuant to Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in investments that provide exposure to bitcoin. The Fund expects such investments to consist of options contracts, including FLexible EXchange® Options (“FLEX Options”), that reference one or more exchange-traded products that hold bitcoin directly (each a “Bitcoin ETP”) or the CBOE Bitcoin U.S. ETF Index (the “Bitcoin ETP Index” and together with the Bitcoin ETPs, the “Bitcoin Reference Asset”). FLEX Options are exchange-traded option contracts with uniquely customizable terms. Although guaranteed for settlement by the Options Clearing Corporation (the “OCC”), FLEX Options are still subject to counterparty risk with the OCC and may be less liquid than more traditional exchange-traded options. Bitcoin ETPs are exchange-traded investment products not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), that seek to reflect the price of bitcoin, before fees and expenses, by purchasing and storing bitcoin in a digital vault and issuing exchange-listed shares that correspond to the price of bitcoin it holds. The Bitcoin ETP Index is a modified market capitalization-weighted index designed to reflect the price return performance of a basket of Bitcoin ETPs listed on U.S. Exchanges. The Bitcoin ETPs that the Fund may utilize as the Bitcoin Reference Asset include: iShares Bitcoin Trust ETF, Grayscale Bitcoin Trust, Fidelity Wise Origin Bitcoin Fund, Bitwise Bitcoin ETF Trust, ARK 21Shares Bitcoin ETF or the VanEck Bitcoin Trust. For the current Outcome Period, the Bitcoin Reference Asset is the Bitcoin ETP Index. Additional information regarding the Bitcoin ETPs and the Bitcoin ETP Index is available in “Additional Information Regarding the Fund’s Principal Investment Strategies.”

Due to the unique mechanics of the Fund’s strategy, the return an investor can expect to receive from an investment in the Fund has characteristics that are distinct from many other investment vehicles. It is important that an investor understand these characteristics before making an investment in the Fund. The Fund does not directly invest in bitcoin.

The Fund provides investment exposure to the price performance of bitcoin (i.e., “spot” bitcoin prices), as represented by the price of the Bitcoin Reference Asset (the “Bitcoin Price”) by investing in FLEX Options that reference the Bitcoin Reference Asset. The pre-determined outcomes sought by the Fund, which include the Floor and Participation Rate discussed below (the “Outcomes”), are based upon the Bitcoin Reference Asset, over an approximately three-month period (the “Outcome Period”). The current Outcome Period is from January 1, 2026 through March 31, 2026. Following the Outcome Period, each successive Outcome Period will begin on the day the prior Outcome Period concludes and will end three months thereafter. In addition to its investments in FLEX Options, the Fund also invests in U.S. Treasury Bills (“U.S. Treasuries”), that in combination with the Fund’s FLEX Options, produce the Fund’s Outcomes for an Outcome Period. See “Principal Investment Strategies—The Fund’s Investments” below for additional information.

Following the Outcome Period, each successive Outcome Period will begin on the day the prior Outcome Period concludes and will end three months thereafter. Upon conclusion of the Outcome Period, the Fund will receive the cash value of its investments held for the prior Outcome Period. It will then invest in a new series of FLEX Options and U.S. Treasuries with an expiration date or maturity date, respectively, in approximately three months and a new Outcome Period will begin. The Outcomes may only be realized by investors who continuously hold Shares from the commencement of the Outcome Period until its conclusion. Investors who purchase Shares after the Outcome Period has begun or sell Shares prior to the Outcome Period’s conclusion may experience investment returns that are very different from those that the Fund seeks to provide. An investor that holds Shares through multiple Outcome Periods may fail to experience gains comparable to those of the Bitcoin Price over time because at the end of the Outcome Period a new Participation Rate will be established and any gains in the Bitcoin Price above the Participation Rate will be forfeited.

The Fund’s strategy has been specifically designed to produce the Outcomes based upon the Bitcoin Price at the outset of the Outcome Period through its the conclusion, subject to the “Participation Rate” and “Floor” described herein. The Fund seeks to provide shareholders that hold Shares for the entire Outcome Period with a maximum loss experienced by the Bitcoin Price over the course of the Outcome Period of 20% (the “Floor”), before taking into account annual Fund management fees, shareholder transaction fees, brokerage commissions, taxes and any extraordinary expenses incurred by the Fund. The Floor is provided after taking into account interest income received via the U.S. Treasuries. The Fund’s shareholders will bear all Bitcoin Price losses on a one-to-one basis prior to the Floor. There is no guarantee that the Fund will be successful in providing the sought-after Floor. See “Principal Investment Strategies—Floor” herein for additional information regarding the Floor.

If the Bitcoin Price increases over the duration of the Outcome Period, the Fund seeks to provide investors that hold Shares for the entire Outcome Period with 72.00% of the increase in value experienced by the Bitcoin Price over the duration of the Outcome Period (the “Participation Rate”). As a result of the Participation Rate, while the Fund is not capped in the amount of upside performance it can experience, the Fund’s returns will underperform any positive returns in the Bitcoin Price. Since the Fund will not participate in the entirety of the gains experienced by the Bitcoin Price through the operation of the Participation Rate, the Fund will underperform any gains in the Bitcoin Price over the course of the Outcome Period and shareholders will forfeit any gains in the Bitcoin Price that exceed the Participation Rate. Any gains experienced by shareholders will be reduced by the Fund’s management fee for the Outcome Period, and further reduced by any shareholder transaction fees, brokerage commissions, taxes and any extraordinary expenses incurred by the Fund. Unlike other funds that employ a “defined outcome strategy,” the Fund does not limit returns investors may receive through the implementation of capped returns, or a “cap”. Rather, the Fund participates in a percentage of positive returns of the Bitcoin Price and such returns are limited by the Participation Rate. The Participation Rate is dependent upon market conditions at the time the Fund enters into its FLEX Options for the Outcome Period and is likely to rise or fall from one Outcome Period to the next. Accordingly, it is possible that the Participation Rate in a subsequent Outcome Period could be substantially lower or higher than the current Participation Rate.

As is discussed in further detail below, it is anticipated that during the Outcome Period the Fund’s NAV will not increase or decrease at the same rate as the Bitcoin Price. The Fund’s NAV is based upon the value of its portfolio, which includes the FLEX Options and U.S. Treasuries. Although the value of the Bitcoin Price is a significant component of the value of the Fund’s FLEX Options, the time remaining until those FLEX Options expire also affects their value. The Fund’s investment sub-adviser, Milliman Financial Risk Management LLC (“Milliman” or the “Sub-Adviser”), generally anticipates that the Fund’s NAV will increase on days when the Bitcoin Price increases and will decrease on days when the Bitcoin Price decreases, but that the rate of such increase or decrease will be less than the Bitcoin Price.

The Fund’s investment strategy seeks to provide a limit to the maximum loss of the Bitcoin Price experienced by the Fund over the course of the Outcome Period while simultaneously participating in a percentage of the returns of the Bitcoin Price (discussed in detail below). The two hypothetical graphical illustrations provided below are designed to illustrate the Outcomes that the Fund seeks to provide for investors who hold Shares for the entirety of the Outcome Period. There is no guarantee that the Fund will be successful in its attempt to provide the Outcomes for an Outcome Period. The returns that the Fund seeks to provide do not include the costs associated with purchasing Shares and certain expenses incurred by the Fund. The graphical illustrations below are for illustrative purposes and a potential Participation Rate and the impact on the returns of the Fund in comparison to the returns of the Bitcoin Price. If the Participation Rate is lower or higher than those shown for an Outcome Period, the positive returns experienced by investors, if any, will differ than those presented below. The Participation Rate is likely to change from one Outcome Period to the next and may be significantly higher or lower.

VERY NEGATIVE
NEGATIVE
POSITIVE
VERY POSITIVE
-100%
-20%
-10%
-10%
TARGETED 20% FLOOR
Bitcoin Price
Innovator Uncapped Bitcoin 20 Floor ETF® - Quarterly

The following table contains hypothetical examples designed to illustrate the Outcomes the Fund seeks to provide over an Outcome Period, based upon the performance of the Bitcoin Price from -100% to 100%. The table is provided for illustrative purposes and does not provide every possible performance scenario for Shares over the course of an Outcome Period. There is no guarantee that the Fund will be successful in its attempt to provide the Outcomes for an Outcome Period. The table is not intended to predict or project the performance of the Bitcoin Price or the Fund. Fund shareholders should not take this information as an assurance of the expected performance of the Bitcoin Price or return on Shares. The actual overall performance of the Fund will vary with fluctuations in the value of the FLEX Options during the Outcome Period, among other factors. Please refer to the Fund’s website, www.innovatoretfs.com/qbf, which provides updated information relating to this table on a daily basis throughout the Outcome Period.

Bitcoin Reference Asset Performance	(100)%	(50)%	(25)%	(10)%	(5)%	0%	5%		10%		15%		20%		50%		100%
Fund Performance	(20)%	(20)%	(20)%	(10)%	(5)%	0%	3.60	%*	7.20	%*	10.80	%*	14.40	%*	36.00	%*	72.00	%*

*        The Participation Rate is set on the first day of the Outcome Period and is 72.00% of the returns of the Bitcoin Reference Asset, prior to taking into account any fees or expenses charged to shareholders, which will have the effect of lowering the returns experienced by shareholders. The Fund’s annual management fee, any shareholder transaction fees, brokerage commissions, taxes and any extraordinary expenses incurred by the Fund will also have the effect of reducing the Floor amounts for Fund shareholders.

Cayman Subsidiary.    The Fund may invest in FLEX Options indirectly by investing a portion of its assets in a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”), as determined necessary or advisable by the Fund. The Subsidiary and the Fund will have the same investment adviser, investment sub-adviser and investment objective. The Subsidiary will also follow the same general investment policies and restrictions as the Fund. Except as noted herein, for purposes of this Prospectus, references to the Fund’s investment strategies and risks include those of the Subsidiary. The Fund complies with the provisions of the 1940 Act governing investment policies and capital structure and leverage on an aggregate basis with the Subsidiary. Furthermore, the Adviser, as the investment adviser to the Subsidiary, complies with the provisions of the 1940 Act relating to investment advisory contracts as it relates to its advisory agreement with the Subsidiary. The Subsidiary also complies with the provisions of the 1940 Act relating to affiliated transactions and custody. Because the Fund intends to qualify for treatment as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986 (the “Code”), the size of the Fund’s investment in the Subsidiary will not exceed 25% of the Fund’s total assets at or around each quarter end of the Fund’s fiscal year. In order to continue to qualify as a RIC, the Fund will have to reduce its exposure to the Subsidiary on or around the end of each of the Fund’s fiscal quarter ends. At other times of the year, the Fund’s investments in the Subsidiary may significantly exceed 25% of the Fund’s total assets. The Subsidiary’s custodian is U.S. Bank, N.A.

The Fund’s Investments.    The Fund holds directly and indirectly through the Subsidiary a portfolio composed of U.S. Treasuries and FLEX Options that reference the Bitcoin Reference Asset. The FLEX Options and U.S. Treasuries are each set to expire or mature, respectively, on the last day of the Outcome Period. A detailed explanation regarding the Fund’s investment portfolio can be found in “Additional Information Regarding the Fund’s Principal Investment Strategies.”

Use of FLEX Options.    The Fund purchases and sells call FLEX Options to obtain its exposure to the Bitcoin Price. The customizable nature of the FLEX Options allows the Sub-Adviser to select the share price at which the Bitcoin ETPs will be exercised at the expiration of each option. This is commonly known as the “strike price.” At the commencement of the Outcome Period, the Sub-Adviser specifically selects the strike price for each FLEX Option such that when the FLEX Options are exercised on the final day of the Outcome Period, the Outcomes may be obtained, depending on the performance of the Bitcoin Price over the duration of the Outcome Period. The Fund utilizes European style option contracts, which are exercisable only on the expiration date of the option contract.

To achieve these returns, the Fund will purchase and sell a combination of call option contracts. A call option contract gives the buyer of the call option contract the right (but not the obligation) to buy, and the seller of the call option contract (i.e., the “writer”) the obligation to sell, a specified amount of an underlying reference asset at a pre-determined price. Each of the FLEX Options purchased and sold throughout the Outcome Period are expected to have the same or similar terms (i.e., strike price and expiration) as the corresponding FLEX Options purchased and sold on the first day of the Outcome Period.

U.S. Treasuries.    In combination with the Fund’s FLEX Options, the U.S. Treasuries held by the Fund seek to provide the Floor. U.S. Treasury securities are government debt instruments issued by the United States Department of the Treasury that are backed by the full faith and credit of the United States Government. The U.S. Treasuries held by the Fund will have maturity dates that align with the conclusion of the Outcome Period and the Fund will enter into new U.S. Treasuries positions for each Outcome Period. There is no guarantee that the portion of the Fund’s portfolio consisting of U.S. Treasuries will retain sufficient value to provide the level of sought-after protection provided by the Floor. The value of the U.S. Treasuries may increase (providing a higher protection level and therefore more protection to shareholders) or decrease (providing a lower protection level and therefore less protection to shareholders).

The Outcome Period.    The Outcomes sought by the Fund are based upon the Fund’s NAV at the outset of the Outcome Period. The Outcome Period begins on the day the FLEX Options and U.S. Treasuries are entered into and ends approximately three months later on the day the FLEX Options expire and U.S. Treasuries mature. Each FLEX Option’s value is ultimately derived from the performance of the Bitcoin Price during that time. Because the terms of the FLEX Options do not change, the Participation Rate and the Floor both relate to the Fund’s NAV on the first day of the Outcome Period. A shareholder that purchases Shares after the commencement of the Outcome Period will likely have purchased Shares at a different NAV than the NAV on the first day of the Outcome Period (i.e., the NAV upon which the Outcomes are based) and therefore may experience Outcomes that are very different from those sought by the Fund. Since the FLEX Options are exercisable only on the final day of the Outcome Period, a shareholder that sells Shares prior to the end of the Outcome Period may also experience investment outcomes very different from those sought by the Fund. To achieve the Outcomes sought by the Fund for the Outcome Period, an investor must hold Shares at the time that the Fund enters into the FLEX Options and continue to hold those Shares until the day the FLEX Options expire. Additionally, an investor that holds Shares through multiple Outcome Periods may fail to experience gains comparable to the Bitcoin Price over time because at the end of the Outcome Period a new Participation Rate will be established and any Bitcoin Price gains that exceed the Participation Rate will be forfeited. There is no guarantee that the Fund will be successful in its attempt to provide the Outcomes.

The Fund’s assets will be principally composed of FLEX Options, the value of which is derived from the performance of the underlying reference asset, the Bitcoin Reference Asset, and U.S. Treasuries. However, because a component of an option’s value is the number of days remaining until its expiration, during the Outcome Period, the Fund’s NAV will not directly correlate on a day-to-day basis with the returns experienced by the Bitcoin Price. The Sub-Adviser generally anticipates that the Fund’s NAV will increase on days when the Bitcoin Price increases and will decrease on days when the Bitcoin Price decreases, but that the rate of such increase or decrease will be less than that experienced by the Underlying ETF. Similarly, the amount of time remaining until the end of the Outcome Period also affects the impact of the Floor on the Fund’s NAV, which may not be in full effect prior to the end of the Outcome Period. The Fund’s strategy is designed to produce the Outcomes upon the expiration of the FLEX Options and maturity of the U.S. Treasuries on the last day of the Outcome Period and it should not be expected that the Outcomes will be provided at any point prior to that time. Taken together, this means that at the midpoint of the Outcome Period, if the Bitcoin Price has decreased by 20%, the Fund’s NAV can be expected to have decreased in value (because the Floor is not yet in full effect), but by less than 20% (because the Fund’s NAV will not correlate one-to-one with the Bitcoin Price and the Fund’s NAV tends not to participate fully in either Bitcoin Price gains or losses).

An investor that holds Shares through multiple Outcome Periods may fail to experience gains comparable to those of the Bitcoin Price over time because at the end of the Outcome Period a new Participation Rate will be established and any increases in the Bitcoin Price that exceed the Participation Rate will be forfeited. Similarly, an investor that holds Shares through multiple Outcome Periods will be unable to recapture losses from prior Outcome Periods because at the end of each Outcome Period, a new Floor will be established based on the then-current price of the Bitcoin Reference Asset and any losses experienced during the prior Outcome Period will be locked-in. Moreover, the annual imposition of a new Participation Rate on future gains may make it difficult to recoup any losses from the prior Outcome Periods such that, over multiple Outcome Periods, the Fund may have losses that exceed those of the Bitcoin Reference Asset.

Participation Rate.    The potential upside return that an investor can receive from an investment in Shares over the Outcome Period is subject to the Participation Rate. The Participation Rate represents the percentage of Bitcoin Price gains that the Fund experiences over the duration of the Outcome Period. Therefore, even though the Fund’s returns are based upon the performance of the Bitcoin Price, any gains that exceed the Participation Rate will not be experienced by the Fund. The Participation Rate is determined on the first day of the Outcome Period and is 72.00% of gains experienced by the Bitcoin Price over the duration of the Outcome Period. The Fund’s annual management fee, as well as any shareholder transaction fees, brokerage commissions, taxes and any extraordinary expenses incurred by the Fund, will lessen the returns experienced by shareholders. For the purpose of this prospectus, “extraordinary expenses” are non-recurring expenses that may incurred by the Fund outside of the ordinary course of its business, including, without limitation, costs incurred in connection with any claim, litigation, arbitration, mediation, government investigation or similar proceedings, indemnification expenses and expenses in connection with holding and/or soliciting proxies for a meeting of Fund shareholders. The Participation Rate is also set forth on the Fund’s website at www.innovatoretfs.com/qbf.

Unlike other Funds that employ a “defined outcome strategy,” the Fund does not limit returns investors may receive through the implementation of a “cap”. Rather, the Fund participates in a percentage of positive returns of the Bitcoin Price and such returns are only limited by the Participation Rate. The Participation Rate is dependent upon market conditions at the time the Fund enters into its FLEX Options for the Outcome Period and is likely to change for each Outcome Period based upon prevailing market conditions at the beginning of the Outcome Period. The Participation Rate should be considered before investing in the Fund. There is no guarantee that the Fund will successfully achieve its investment objective.

The Participation Rate is a result of the design of the Fund’s principal investment strategy. In order to obtain upside exposure to the returns of the Bitcoin Price and provide the Floor, the Fund purchases U.S Treasuries and enters into a series of FLEX Options. The Fund purchases an in-the-money call FLEX Option to obtain the upside exposure to the Bitcoin Price, however, also sells an at-the-money call FLEX Option. The sold call FLEX Option will offset a portion of the gains the Fund, the extent of which is dependent upon the size of the sold call FLEX Options’ notional value versus that of the purchased call FLEX Options. Notional value is the total underlying amount of a derivatives trade and measures the economic exposure of a derivatives position. The notional exposure of the Fund’s purchased call FLEX Option will be 100% of the Fund’s portfolio. The notional exposure of the Fund’s sold call FLEX Option is expected to be less than such value, and the difference between the two produces the Participation Rate. The terms of the FLEX Options are determined based upon prevailing market conditions at the time the Fund enters into such FLEX Options, most notably current interest rate levels and volatility in the Bitcoin Price, among other reasons. Dependent upon market conditions at the onset of the Outcome Period when the Fund enters into its FLEX Options, the Participation Rate could be very low. Approximately one week prior to the end of the Outcome Period, additional information about anticipated ranges for the Participation Rate for the next Outcome Period will be available on the Fund’s website, www.innovatoretfs.com/qbf, which also provides information relating to the Outcomes on a daily basis. See “Principal Investment Strategies—Fund Rebalance” below for additional information.

Floor.    The Floor is only operative against Bitcoin Price losses exceeding 20% over the duration of the Outcome Period; however, there is no guarantee that the Fund will be successful in its attempt to provide the Floor. The Floor is a function of the Fund’s U.S Treasuries and the strike prices of the Fund’s FLEX Options. If the Bitcoin Reference Asset decreases by more than 20%, the FLEX Options will expire worthless and the Fund’s value will be comprised of the U.S. Treasuries, which are set at an amount that equals 80% of the Fund’s assets at the onset of the Outcome Period. The U.S. Treasuries are selected and weighted to specifically provide the 20% Floor by seeking to preserve the Fund’s capital in the event the FLEX Options expire worthless, such that in the event the Bitcoin Price declines by more than 20% (and therefore, the Fund’s FLEX Options expire worthless), the Fund will maintain its investment in the U.S. Treasuries, which will be equal to 80% of the Fund’s value at the commencement of the Outcome Period. The Floor is provided prior to taking into account annual Fund management fees equal to 0.79% of the Fund’s daily net assets, shareholder transaction fees, brokerage commissions, taxes and any extraordinary expenses incurred by the Fund. The Fund’s annual management fee, shareholder transaction fees, brokerage commissions, taxes and any extraordinary expenses incurred by the Fund will have the effect of extending the maximum losses incurred to the Floor for Fund shareholders. When the Fund’s annual management fee equal to 0.79% of the Fund’s daily net assets is taken into account for the Outcome Period, the net Floor for an Outcome Period is 20.20%. The Floor is provided after taking into account interest income received via the U.S. Treasuries, which will be distributed to shareholders periodically. If an investor is considering purchasing Shares during the Outcome Period, and the Fund has already increased in value, then a shareholder may experience losses that exceed 20% prior to gaining the protection offered by the Floor, which is not guaranteed. A shareholder that purchases Shares at the beginning of the Outcome Period may lose their entire investment. While the Fund seeks to limit losses experienced by the Bitcoin Price to 20% for shareholders who hold Shares for the entire Outcome Period, there is no guarantee it will successfully do so. Depending upon market conditions at the time of purchase, a shareholder that purchases Shares after the Outcome Period has begun may also lose their entire investment. An investment in the Fund is only appropriate for shareholders willing to bear those losses.

Bitcoin.    Bitcoin is a digital asset that can be transferred among participants on the bitcoin peer-to-peer network (the “Bitcoin Network”) on a peer-to-peer basis via the Internet. Bitcoin can be transferred without the use of a central administrator or clearing agency, unlike other means of electronic payments. Because a central party is not necessary to administer bitcoin transactions or maintain the bitcoin ledger, the term decentralized is often used in descriptions of bitcoin.

Bitcoin is based on the decentralized, open-source protocol of a peer-to-peer electronic network. No single entity owns or operates the Bitcoin Network. Bitcoin is not issued by governments, banks or any other centralized authority. The infrastructure of the Bitcoin Network is collectively maintained on a distributed basis by the network’s participants, consisting of “miners,” who run special software to validate transactions, developers, who maintain and contribute updates to the bitcoin network’s source code, and users, who download and maintain on their individual computer a full or partial copy of the Bitcoin Blockchain (defined below) and related software. Anyone can be a user, developer, or miner. The Bitcoin Network is accessed through software, and software governs the creation, movement, and ownership of bitcoin. The source code for the Bitcoin Network and related software protocol is open-source, and anyone can contribute to its development. The value of bitcoin is in part determined by the supply of, and demand for, bitcoin in the global markets for the trading of bitcoin, market expectations for the adoption of bitcoin as a decentralized store of value, the number of merchants and/or institutions that accept bitcoin as a form of payment, and the volume of peer-to-peer transactions, among other factors.

Bitcoin transaction and ownership records are reflected on the blockchain ledger for bitcoin (the “Bitcoin Blockchain”), which is a digital public record or ledger. Copies of this ledger are stored in a decentralized manner on the computers of each Bitcoin network node (a node is any user who maintains on their computer a full copy of all the bitcoin transaction records, the blockchain, as well as related software). Miners authenticate and bundle bitcoin transactions sequentially into files called “blocks”, which requires performing computational work to solve a cryptographic puzzle set by the Bitcoin Network’s software protocol. Because each solved block contains a reference to the previous block, they form a chronological “chain” back to the first bitcoin transaction. Copies of the Bitcoin Blockchain are stored in a decentralized manner on the computers of each individual Bitcoin Network full node, i.e., any user who chooses to maintain on their computer a full copy of the Bitcoin Blockchain as well as related software. Each bitcoin is associated with a set of unique cryptographic “keys”, in the form of a string of numbers and letters, which allow whoever is in possession of the private key to assign that bitcoin in a transfer that the Bitcoin network will recognize.

The Fund obtains its bitcoin exposure indirectly via FLEX Options. The Bitcoin Reference Asset is either one of the Bitcoin ETPs or the Bitcoin ETP Index. Additional information regarding the Bitcoin ETPs and the Bitcoin ETP Index is available in “Additional Information Regarding the Fund’s Principal Investment Strategies.”

Fund Rebalance.    The Fund is a continuous investment vehicle. It does not terminate and distribute its assets at the conclusion of each Outcome Period. On the termination date of an Outcome Period, the Sub-Adviser will invest in a new set of FLEX Options and another Outcome Period will commence.

Approximately one week prior to the end of each Outcome Period, the Fund will file a prospectus supplement, which will alert existing shareholders that an Outcome Period is approaching its conclusion and disclose the anticipated ranges for the Participation Rate for the next Outcome Period. Following the close of business on the last day of the Outcome Period, the Fund will file a prospectus supplement that discloses the Fund’s final Participation Rate for the next Outcome Period. This information is available on the Fund’s website, www.innovatoretfs.com/qbf, which also provides information relating to the Outcomes on a daily basis.

The Fund’s website, www.innovatoretfs.com/qbf, provides information relating to the Outcomes on a daily basis. Important information relating to the Fund, including information relating to the Participation Rate, is communicated on the Fund’s website.

The Fund is classified as a “non-diversified company” under the 1940 Act. The Fund will not concentrate its investments in securities of issuers in any industry or group of industries as the term “concentrate” is used in the 1940 Act, except that the Fund may invest more than 25% of its total assets in investments that provide exposure to the Bitcoin Price.

Principal Risks

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objectives will be achieved. Each risk noted below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully.

Bitcoin Risk.    The Fund will have significant exposure to bitcoin by virtue of its FLEX Options. Accordingly, the Fund is subject to certain unique risks, detailed below:

Bitcoin Investing Risk.    The further development of the Bitcoin Network and the acceptance and use of bitcoin are subject to a variety of factors that are difficult to evaluate. The value of bitcoin has been, and may continue to be, substantially dependent on speculation. The slowing, stopping or reversing of the development of the Bitcoin Network or the acceptance of bitcoin may adversely affect the price of bitcoin. Bitcoin is subject to the risk of fraud, theft, manipulation or security failures, operational or other problems that impact the digital asset trading venues on which bitcoin trades. The Bitcoin Blockchain may contain flaws that can be exploited by hackers. A significant portion of bitcoin is held by a small number of holders sometimes referred to as “whales.” Transactions of these holders may influence the price of bitcoin The risks associated with bitcoin include the following:

•   Bitcoin is a new technological innovation with a limited history.    There is no assurance that usage of bitcoin will continue to grow. A contraction in use of bitcoin may result in increased volatility or a reduction in the price of bitcoin, which could adversely impact the value of the Fund.

•   The Fund’s investments are exposed to risks associated with the price of bitcoin, which is subject to numerous factors and risks.    The price of bitcoin is impacted by numerous factors, including:

ο Bitcoin is subject to the risk of fraud, theft, manipulation, security failures, or operational or other problems that impact the digital asset trading venues on which bitcoin trades;

ο The total and available supply of bitcoin, including the possibility that a small group of early bitcoin adopters, sometimes referred to as “whales”, hold a significant proportion of the bitcoin that has thus far been created and that sales of bitcoin by such large holders may influence and have the ability to manipulate the price of bitcoin;

ο Global bitcoin demand, which is influenced by the growth of retail merchants’ and commercial businesses’ acceptance of bitcoin as payment for goods and services, the security of online digital asset trading platforms and public bitcoin addresses that hold bitcoin, the perception that the use and holding of bitcoin is safe and secure, the lack of regulatory restrictions on their use, and the reputation regarding the use of bitcoin for illicit purposes;

ο The fact that bitcoin is not presently widely accepted as a medium of exchange, which may be due to a number of common impediments and/or disadvantages to adopting the Bitcoin Network as a payment network, including the slowness of transaction processing and finality, variability of transaction fees, and volatility of the price of bitcoin;

ο Global bitcoin supply, which is influenced by similar factors as global bitcoin demand, in addition to fiat currency (i.e., government currency not backed by an asset such as gold) needs by miners and taxpayers who may liquidate bitcoin holdings to meet tax obligations;

ο Investors’ expectations with respect to the rate of inflation of fiat currencies and deflation of bitcoin;

ο Foreign exchange rates between fiat currencies and digital assets such as bitcoin;

ο Interest rates;

ο The continued operation of digital asset trading platforms in the United States and foreign jurisdictions, including their regulatory status, trading and custody policies, and cyber security;

ο Investment and trading activities of large investors, including private and registered funds, that may directly or indirectly invest in bitcoin;

ο Regulatory measures, if any, that restrict the use of bitcoin as a form of payment or the purchase or sale of bitcoin, including measures that restrict the direct or indirect participation in the bitcoin market by financial institutions or the introduction of bitcoin instruments;

ο The maintenance and development of the open-source software protocol of the Bitcoin Network;

ο Increased competition from other digital assets, including new digital assets resulting from a “fork” of the Bitcoin Blockchain, wherein two distinct sets of users and miners run two different versions of a protocol;

ο Developments in the information technology sector;

ο Global or regional political, economic or financial events and situations;

ο Investor or Bitcoin Network participant sentiments on the value or utility of bitcoin; and

ο The dedication of mining power to the Bitcoin Network and the willingness of bitcoin miners to clear bitcoin transactions for relatively low fees.

Negative developments in any of these factors could adversely impact an investment in the Fund.

•   A decline in the adoption of bitcoin could negatively impact the performance of the Fund.    As a new asset and technological innovation, the bitcoin industry is subject to a high degree of uncertainty. The adoption of bitcoin will require growth in its usage for various applications that include retail and commercial payments, cross-border and remittance transactions, speculative investment and technical applications. Adoption of bitcoin will also require an accommodating regulatory environment. A lack of expansion in usage of bitcoin could adversely affect the instruments providing exposure to the price of bitcoin in which the Fund invests. In addition, there is no assurance that bitcoin will maintain its value over the long-term. The value of bitcoin is subject to risks related to its usage. Even if growth in bitcoin adoption occurs in the near or medium-term, there is no assurance that bitcoin usage will continue to grow over the long-term. A contraction in use of bitcoin may result in increased volatility or a reduction in the price of bitcoin, which would adversely impact the value of the Fund’s shares. The price of bitcoin has been, and may continue to be, substantially dependent on speculation. Recently, bitcoin has come under scrutiny for its environmental impact, specifically the amount of energy consumed by bitcoin miners. Some companies have indicated they will cease accepting bitcoin for certain kinds of purchases due to such environmental concerns. To the extent such concerns persist, the demand for bitcoin and the speed of its adoption could be suppressed.

•   Bitcoin trading prices are volatile, and shareholders could lose all or substantially all of their investment in the Fund.    Speculators and investors who seek to profit from trading and holding bitcoin generate a significant portion of bitcoin demand. Bitcoin speculation regarding future appreciation in the value of bitcoin may inflate and make more volatile the price of a bitcoin. As a result, bitcoin may be more likely to fluctuate in value due to changing investor confidence in future appreciation in the price of bitcoin. Notably, bitcoin has been prone to rapid price declines, including significant declines occurring in a single day, throughout its history. For example, on March 12, 2020, bitcoin spot prices dropped by more than -37% on March 12, 2020, due to rapidly growing concerns about the COVID-19 outbreak.

The price of bitcoin may be impacted by events in other parts of the blockchain and digital asset ecosystem, even if such events are not directly related to the security or utility of bitcoin or the Bitcoin Network. Such events may precipitate a significant decline in the price of bitcoin and the instruments the Fund uses to obtain exposure to the price of bitcoin.

For example, in May 2022, the TerraUSD stablecoin experienced a loss of confidence, resulting in a 98% drop by the end of the month from its intended $1.00 USD peg. The collapse in the price of TerraUSD had wide consequences for the entire blockchain and digital asset ecosystem. The drop in TerraUSD contributed to the collapse of crypto lending platforms Celsius and Voyager, as well as prominent crypto hedge fund Three Arrows Capital. Many digital assets were dragged down by the news, including bitcoin, which dropped from its then-recent high $47,062 in March 30, 2022, to $19,785 by June 30, 2022, a drop of more than 58%.

In November 2022, FTX Trading Ltd. (“FTX”), a major digital asset trading platform, filed for bankruptcy following a halt in customer withdrawals and allegations of mismanagement of customer assets. The announcement precipitated steep price drops across various digital assets, including Bitcoin, which lost more than 25% of its value in the immediate wake of the revelations.

On June 5, 2023, The SEC charged Binance Holdings Ltd. (“Binance”), which operates the largest crypto asset trading platform in the world, Binance.com; BAM Trading Services Inc., which, together with Binance, operates the crypto asset trading platform, Binance.US; and their founder, Changpeng Zhao, with a variety of securities law violations.

Future announcements and events related to bitcoin, the Bitcoin Network, other digital assets, NFTs, and digital asset firms, including digital asset trading platforms, lending platforms, hedge funds, market makers, and custodians, may significantly impact the prices of bitcoin and expose the Fund to significant risks.

• The Bitcoin Network and bitcoin face numerous challenges to gaining widespread adoption as an alternative Payment Network.    Bitcoin is not presently widely accepted as a medium of exchange may be due to a number of factors, including the slowness of transaction processing and finality, variability in transaction fees and volatility in bitcoin’s price. It is not clear that the Bitcoin Network or bitcoin can overcome these and other impediments, which could harm the long-term adoption of the Bitcoin Network and bitcoin as an alternative payment system, and thereby negatively impact the price of bitcoin. In addition, alternative public blockchains have been developed and may in the future develop that compete with the Bitcoin Network and may have significant advantages as alternative payment systems, including higher throughput, lower fees, faster settlement and finalization, and the ability to facilitate untraceable and/or privacy-shielded transactions through the use of zero-knowledge cryptography or other means. It is possible that these alternative public blockchains and their native crypto assets may be more successful than the Bitcoin Network and bitcoin in gaining adoption as an alternative payments system, which could limit the long-term adoption of the Bitcoin Network and bitcoin, thereby negatively impact the price of bitcoin. Furthermore, traditional payment systems may improve their own technical capabilities and offer faster settlement times, faster finalization and lower fees. This could make it more difficult for the Bitcoin Network and bitcoin to gain traction as an alternative payments system, which could limit the long-term adoption of the Bitcoin Network and bitcoin, and thereby negatively impact the price of bitcoin. Finally, one means by which the ecosystem surrounding the Bitcoin Network has attempted to mitigate concerns about the slowness of transaction processing and finality and the variability of transaction fees has been through the development of so-called Layer 2 networks, including the “Lightning Network.” Layer 2 networks are separate blockchains built on top of “Layer 1” blockchains like the Bitcoin Network for the purpose of augmenting the throughput of the Layer 1 blockchain, and often, providing lower fees for transaction processing and faster settlement. Layer 2 blockchains introduce certain risks into the Bitcoin ecosystem that should be considered. For instance, Layer 2 blockchains are a relatively new and still developing technology. Technological issues - including hacks, bugs, or failures - could introduce risk or harm confidence in the Bitcoin ecosystem, which could negatively impact the price of bitcoin. In addition, users may choose to settle an increasing share of transactions on Layer 2 blockchains, which could negatively impact the transaction activity on, and the amount of fee revenue generated by, the Bitcoin Network itself, which could negatively impact the price of bitcoin. If these or other developments negatively impact the price of bitcoin, this could adversely affect the value of the Fund.

• Regulation of participants in the bitcoin ecosystem continues to evolve in both the U.S. and foreign jurisdictions, which may restrict the use of bitcoin or otherwise impact the demand for bitcoin.    As a technology, the Bitcoin Network is governed by its internal protocols and source code; however, the use by individuals or businesses of the Bitcoin Network and bitcoin may be subject to government regulation. Both domestic and foreign regulators and governments have increased focus on the use of the Bitcoin Network and bitcoin since 2013. Many digital asset platforms are unlicensed, unregulated, operate without extensive supervision by governmental authorities, and do not provide the public with significant information regarding their ownership structure, management team, corporate practices, cybersecurity, and regulatory compliance. In particular, those located outside the United States may be subject to significantly less stringent regulatory and compliance requirements in their local jurisdictions, and may take the position that they are not subject to laws and regulations that would apply to a national securities exchange or designated contract market in the United States, or may, as a practical matter, be beyond the ambit of U.S. regulators. As a result, trading activity on or reported by these digital asset platforms is generally significantly less regulated than trading in regulated U.S. securities and commodities markets, and may reflect behavior that would be prohibited in regulated U.S. trading venues. In the U.S., federal and certain state authorities have exercised jurisdiction over specific uses of the Bitcoin Network and bitcoin, typically in the context of money service business regulation. Some foreign regulators and governments have exercised similar regulatory oversight; however, other jurisdictions have determined that regulatory action was premature or that the use of the Bitcoin Network should be prohibited or limited for reasons such as incompatibility with capital controls or financial system risks. Bitcoin market disruptions and resulting governmental interventions are unpredictable, and may make bitcoin illegal altogether. Future foreign regulations and directives may conflict with those in the U.S., and such regulatory actions may restrict or make bitcoin illegal in foreign jurisdictions. Future regulations and directives may impact the demand for bitcoin, and may also affect the ability of digital asset trading platforms to operate and for other market participants to enter into bitcoin transactions. Currently, there is either a fragmentation of regulatory efforts or a general lack of regulation in U.S. and foreign markets. As a result of fragmented regulatory efforts or lack of regulation, individuals or groups may engage in fraud of market manipulation. Further, the bitcoin market globally and in the United States is not subject to comparable regulatory guardrails as exist in regulated securities markets. Many bitcoin trading venues lack certain safeguards put in place by exchanges for more traditional assets to enhance the stability of trading on the exchanges and prevent “flash crashes,” such as limit-down circuit breakers. As a result, the prices of bitcoin on trading venues may be subject to larger and/or more frequent sudden declines than assets traded on more traditional exchanges. Tools to detect and deter fraudulent or manipulative trading activities such as market manipulation, front-running of trades, and wash-trading may not be available to or employed by digital asset platforms, or may not exist at all. Over the past several years, some digital asset platforms have been closed due to fraud and manipulative activity, business failure or security breaches. In many of these instances, the customers of such digital asset platforms were not compensated or made whole for the partial or complete losses of their account balances in such digital asset platforms. The closure or temporary shutdown of a digital asset platform used in calculating the value of the bitcoin could adversely affect the value of the Fund.

To the extent that future regulatory actions or policies limit or restrict bitcoin usage, bitcoin trading or the ability to convert bitcoin to fiat currencies, the demand for bitcoin may be reduced, which may adversely affect investment in the Fund’s shares. Regulation of bitcoin continues to evolve, the ultimate impact of which remains unclear and may adversely affect, among other things, the availability, value or performance of bitcoin and, thus, the instruments in which the Fund invests. Moreover, in addition to exposing the Fund to potential new costs and expenses, additional regulation or changes to existing regulation may also require changes to the Fund’s investment strategies. Although there continues to be uncertainty about the full impact of these and other regulatory changes, it is the case that the Fund may be subject to a more complex regulatory framework, and incur additional costs to comply with new requirements as well as to monitor for compliance with any new requirements going forward.

• Disruptions at digital asset trading platforms and potential consequences of a digital asset trading platform’s failure could adversely affect an investment in the Fund.    Digital asset trading platforms operate websites on which users can trade bitcoin for U.S. dollars, other government currencies or other digital assets. Trades on digital asset trading platforms are unrelated to transfers of bitcoin between users via the Bitcoin Network. Bitcoin trades on digital asset trading platforms are recorded on the digital asset trading platform’s internal ledger only, and each internal ledger entry for a trade will correspond to an entry for an offsetting trade in U.S. dollars, other government currency or other digital asset. Digital asset trading platforms have a limited history, and during this limited history, bitcoin prices on the digital asset markets generally, and on digital asset platforms individually, have been volatile and subject to influence by many factors, including operational interruptions. Unlike exchanges for more traditional assets, such as equity securities and futures contracts, bitcoin and digital asset trading venues are largely unregulated, may be operating out of compliance with regulation and are highly fragmented. As a result, individuals or groups may engage in fraud or market manipulation. Since 2009, several digital asset trading platforms have been closed or experienced disruptions due to fraud, failure, security breaches or distributed denial of service attacks a/k/a “DDoS Attacks.” A DDoS attack is a malicious attempt to disrupt the normal traffic of network by overwhelming the target or its infrastructure with a flood of internet traffic. In many of these instances, the customers of such exchanges were not compensated or made whole for the partial or complete losses of their funds held at the exchanges. In 2014, the largest digital asset trading platform at the time, Mt. Gox, filed for bankruptcy in Japan amid reports the exchange lost up to 850,000 bitcoin, then valued then at over $450 million. Digital asset trading platforms are also appealing targets for hackers and malware. In August 2016, Bitfinex, a digital asset trading platform located in Hong Kong, reported a security breach that resulted in the theft of approximately 120,000 bitcoin valued at the time at approximately $65 million, a loss which was socialized and allocated to all Bitfinex account holders, regardless of whether the account holder held bitcoin or cash in their account. In November 2022, FTX Trading Ltd. (“FTX”), a major digital asset trading platform, filed for bankruptcy following a halt in customer withdrawals. The potential for instability of digital asset trading platforms and the closure or temporary shutdown of exchanges due to fraud, business failure, hackers, DDoS or malware, or government-mandated regulation may reduce confidence in bitcoin, which may result in greater volatility in bitcoin.

• Bitcoin Network development contributors could propose amendments to the Bitcoin Network’s protocols and software that, if accepted and authorized by large groups of Bitcoin Network users, could adversely affect an investment in the Fund.    The Bitcoin Network is an open-source project meaning that any developer or computer scientist may review, propose changes to and develop software clients for the Bitcoin Network protocols. Although a small group of individuals referred to as the Core Developers previously exercised significant influence over the direction of Bitcoin Network development, no single party or group controls what refinements or improvements to the Bitcoin Network’s source code are proposed, approved or produced as upgrades or new software clients for Bitcoin Network users. A software update or new software client may alter the protocols and software that govern the Bitcoin Network and the properties of bitcoin, including the irreversibility of transactions and limitations on the mining of new bitcoin. When a modification is introduced and a substantial majority of users and miners consent to the modification, the change is implemented, and the Bitcoin Network remains uninterrupted. However, if less than a substantial majority of users and miners consent to the proposed modification, and the modification is not compatible with the software prior to its modification, the consequence would be what is known as a “fork” (i.e., “split”) of the Bitcoin Network (and the Blockchain), with one prong running the pre-modified software and the other running the modified software. The effect of such a fork would be the existence of two versions of the Bitcoin Network running in parallel, but with each version’s underlying asset and blockchain lacking interchangeability. Additionally, a fork could be introduced by an unintentional, unanticipated software flaw in the multiple versions of otherwise compatible software users run. Although several chain forks have been addressed by community-led efforts to merge the two chains, such a fork could adversely affect Bitcoin’s viability. It is possible, however, that a substantial number of Bitcoin users and miners could adopt an incompatible version of Bitcoin while resisting community-led efforts to merge the two chains. This would result in a permanent fork. On August 1, 2017, after 7 extended debates among developers as to how to improve the Bitcoin network’s transaction capacity, the Bitcoin network was forked by a group of developers and miners resulting in the creation of a new blockchain, which underlies the new digital asset “Bitcoin Cash” alongside the original Bitcoin Blockchain. Bitcoin and Bitcoin Cash now operate on separate, independent blockchains. Although the Bitcoin Network remained unchanged after the fork, it is unclear how such actions will affect the long-term viability of bitcoin and, accordingly, may adversely affect an investment in the Fund.

•   The Bitcoin Network may be vulnerable to attacks to the extent a malicious actor, or group of malicious actors, were to gain control of more than 50% of the mining power in the network.    A malicious actor may attack the Bitcoin Network in a number of ways, including a “50 Percent Attack” or a spam attack. If a malicious actor obtains a majority of the processing power (referred to herein as “aggregate hashrate”) dedicated to mining on the Bitcoin Network, it will be able to exert unilateral control over the addition of blocks to the Blockchain. As long as the malicious actor enjoys this majority it may be able to “double-spend” its own bitcoin (i.e., spend the same bitcoin in two or more conflicting transactions) as well as prevent the confirmation of other Bitcoin transactions. If such a scenario were to materialize, it could adversely affect an investment in the Fund. More simply, a malicious actor could attempt to flood the pool of unconfirmed transactions (known as the “mempool”) with tens of thousands of transactions in an effort to significantly slow the confirmation of legitimate transactions across the Bitcoin Network. Such a delay, if sustained for extended periods of time, could negatively impact the secondary market price of Bitcoin. These or any other form of attack on the Bitcoin Network could adversely affect an investment the instruments providing exposure to the price of bitcoin in which the Fund invests.

• The Bitcoin Blockchain may contain flaws that can be exploited by malicious actors.    In the past, flaws in the source code for digital assets have been exposed and exploited, including flaws that disabled some functionality for users, exposed users’ personal information and/or resulted in the theft of users’ digital assets. The cryptography underlying bitcoin could prove to be flawed or ineffective, or developments in mathematics and/or technology, including advances in digital computing, algebraic geometry and quantum computing, could result in such cryptography becoming ineffective. In any of these circumstances, a malicious actor may be able to compromise the security of the Bitcoin Network, which would adversely affect the value of the Fund. Moreover, functionality of the Bitcoin Network may be negatively affected such that it is no longer attractive to users, thereby dampening demand for bitcoin. Even if another digital asset other than bitcoin were affected by similar circumstances, any reduction in confidence in the source code or cryptography underlying digital assets generally could negatively affect the demand for digital assets and therefore adversely affect the value of the Fund.

Bitcoin ETPs Risk.    The Fund obtains its exposure to the Bitcoin Price indirectly through investments in FLEX Options that reference the Bitcoin Reference Asset, which are one or more Bitcoin ETPs or the Bitcoin ETP Index, which is comprised of Bitcoin ETPs. Bitcoin ETPs are exchange-traded investment products not registered under the 1940 Act that seek to match the daily changes in the price of bitcoin, before the payment of its fees and expenses, and trade intra-day on a national securities exchange. Shares of Bitcoin ETPs are not traded at NAV, but may trade at prices above or below the value of their underlying portfolios. The level of risk involved in the purchase or sale FLEX Options that reference Bitcoin ETPs is similar to the risk involved in the purchase or sale of an exchange-traded fund, and generally reflect the risks of owning the underlying bitcoin and cash that the Bitcoin ETPs hold.

Bitcoin ETPs generally determine the price of bitcoin by reference to a benchmark rate or index.  Since the Fund uses Bitcoin ETPs to get its exposure to the price of bitcoin, the risk exists that the Bitcoin Price will not track the global price of bitcoin, or the price of bitcoin on any one digital asset trading platform.  In the event the Bitcoin Price deviates from the global price of bitcoin, the Fund’s sought-after Outcomes will likely deviate from the returns of the price of bitcoin.

Bitcoin ETP Index Risk.    To the extent that the Fund obtains exposure to the Bitcoin Price by using the Bitcoin ETP Index as its Bitcoin Reference Asset, the Fund may be subject to additional risks associated with the calculation of the Bitcoin ETP Index. Specifically, there is no assurance that the index provider of the Bitcoin ETP Index will compile the Bitcoin ETP Index accurately, or that the Bitcoin Index ETP will be determined, composed or calculated accurately. There is no guarantee that the Bitcoin ETP Index will operate in line with its methodology and the returns of the Bitcoin ETP Index may not accurately reflect the returns of bitcoin.

Defined Outcome Strategy Risk.    The Fund, in employing a “defined outcome strategy” is subject to certain unique risks, which are detailed below.

Floor Risk.    There can be no guarantee that the Fund will be successful in its strategy to provide a maximum loss experienced by the Bitcoin Price of 20% over the duration of the Outcome Period. The Fund does not provide principal protection or non-principal protection, and an investor may experience significant losses on its investment, including the loss of its entire investment. The Fund’s strategy seeks to participate in a percentage of gains of the Bitcoin Price over the duration of the Outcome Period, while providing a maximum loss of experienced by the Bitcoin Price of 20% over successive three-month periods, if Shares are bought on the first day of the Outcome Period and held until its conclusion. The Floor is inclusive of interest income received by the Fund’s U.S. Treasuries, which is distributed to shareholders periodically. To the extent such interest income is not received by the Fund or the US. Treasuries decrease in value, shareholders will receive less than the sought-after protection provided by the Floor.

Participation Rate Risk.    The Fund’s strategy seeks to provide returns that are subject to the Participation Rate. In the event that the Bitcoin Price experiences gains, the Fund will not participate in any such gains beyond the Participation Rate. The Fund’s strategy seeks to deliver the Outcomes if Shares are held at the time at which the Fund enters into the FLEX Options and held until those FLEX Options expire at the end of the Outcome Period. In the event an investor purchases Shares after the FLEX Options were entered into or sells Shares prior to the expiration of the FLEX Options, there may be little or no ability for that investor to experience an investment gain on their Shares. In addition, because the Fund is designed to achieve Outcomes that change for each three-month Outcome Period, the Outcomes that are achieved by the Fund for a three-month Outcome Period will be different than the Outcomes achieved by the Fund over multiple Outcome Periods, or on an annualized basis. Similarly, investors holding Shares over multiple Outcome Periods will experience different investment results than holding a fund that has a longer Outcome Period (e.g., one year).

Outcome Period Risk.    The Fund’s investment strategy is designed to deliver the Outcomes if Shares are held for the entirety of the Outcome Period. In the event an investor purchases Shares after the FLEX Options were entered into or sells Shares prior to the expiration of the FLEX Options, the returns realized by the investor will not match those that the Fund seeks to provide. In addition, because the Fund is designed to achieve Outcomes that change for each three-month Outcome Period, the Outcomes that are achieved by the Fund for a three-month Outcome Period will be different than the Outcomes achieved by the Fund over multiple Outcome Periods, or on an annualized basis. Similarly, investors holding Shares over multiple Outcome Periods will experience different investment results than holding a fund that has a longer Outcome Period (e.g., one year) and any losses for such holders could exceed the performance for a fund with a longer Outcome Period.

Upside Participation Risk.    There can be no guarantee that the Fund will be successful in its strategy to provide shareholders with a total return that participates in a percentage of the positive returns of the Bitcoin Price over the Outcome Period. Additionally, the Fund will not participate in any returns that exceed the Participation Rate over the Outcome Period, which will cause the Fund to underperform the Bitcoin Price. In the event an investor purchases Shares after the FLEX Options were entered into or does not stay invested in the Fund for the entirety of the Outcome Period, the returns realized by such investor may not match those that the Fund seeks to achieve. The Participation Rate is dependent upon market conditions at the commencement of the Outcome Period. In certain market conditions, the Participation Rate may be lower and cause the Fund to forgo additional returns of the Bitcoin Price over the course of an Outcome Period.

Participation Rate Change Risk.    A new Participation Rate is established at the beginning of each Outcome Period and is dependent on prevailing market conditions at the time the Participation Rate is established. As such, the Participation Rate may rise or fall from one Outcome Period to the next and is unlikely to remain the same for consecutive Outcome Periods.

Derivatives Risk.    To employ the Fund’s defined outcome strategy, the Fund utilizes derivative instruments, specifically, FLEX Options. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include: (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities. Derivative contracts ordinarily have leverage inherent in their terms, which can magnify potential for gain or loss and, therefore, amplify the effects of market volatility on share price. In addition to the foregoing, the Fund is subject to the following risks associated with its use of derivative instruments:

FLEX Options Risk.    The Fund will utilize FLEX Options, which are issued and guaranteed for settlement by the OCC. The Fund bears the risk that the OCC will be unable or unwilling to perform its obligations under the FLEX Options contracts. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, the Fund could suffer significant losses. Additionally, FLEX Options may be less liquid than certain other securities, such as standardized options. In less liquid markets for the FLEX Options, the Fund may have difficulty closing out certain FLEX Options positions at desired times and prices. In connection with the creation and redemption of Shares, to the extent market participants are not willing or able to enter into FLEX Option transactions with the Fund at prices that reflect the market price of the Shares, the Fund’s NAV and, in turn the share price of the Fund, could be negatively impacted.

The Fund may experience substantial downside from specific FLEX Option positions and certain FLEX Option positions may expire worthless. The FLEX Options held by the Fund are exercisable at the strike price on their expiration date. As a FLEX Option approaches its expiration date, its value typically increasingly moves with the value of the Bitcoin ETPs. However, prior to such date, the value of the FLEX Options does not increase or decrease at the same rate as the Bitcoin ETPs’ share price on a day-to-day basis (although they generally move in the same direction). The value of the FLEX Options held by the Fund will be determined based on market quotations or other recognized pricing methods. The value of the underlying FLEX Options will be affected by, among others, changes in the Bitcoin Price, changes in interest rates, changes in the actual and implied volatility of the Bitcoin ETPs and the remaining time to until the FLEX Options expire.

Option Contracts Risk.    The use of option contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of option contracts are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, changes in interest or currency exchange rates, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. There may at times be an imperfect correlation between the movement in values option contracts and the reference asset, and there may at times not be a liquid secondary market for certain option contracts. The Fund has taken the necessary steps to comply with the requirements of Rule 18f-4 under the 1940 Act (“Rule 18f-4”) in its usage of FLEX Options, including option contracts. The Fund has adopted and implements a derivatives risk management program that contains policies and procedures reasonably designed to manage the Fund’s derivatives risks, has appointed a derivatives risk manager who is responsible for administrating the derivatives risk management program, complies with outer limitations on risks relating to its derivatives transactions and carries out enhanced reporting to the Board, the SEC and the public regarding its derivatives activities. To the extent the Fund is noncompliant with Rule 18f-4, the Fund may be required to adjust its investment portfolio which may, in turn, negatively impact the Fund’s ability to deliver the sought-after Outcomes.

Clearing Member Default Risk.    Transactions in some types of derivatives, including the FLEX Options, are required to be centrally cleared (“cleared derivatives”). In a transaction involving cleared derivatives, the Fund’s counterparty is a clearing house, such as the OCC, rather than a bank or broker. Since the Fund is not a member of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Fund will make payments (including margin payments) to, and receive payments from, a clearing house through their accounts at clearing members. Customer funds held at a clearing organization in connection with any option contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. As a result, assets deposited by the Fund with any clearing member as margin for its FLEX Options may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing member. In addition, although clearing members guarantee performance of their clients’ obligations to the clearing house, there is a risk that the assets of the Fund might not be fully protected in the event of the clearing member’s bankruptcy. The Fund is also subject to the risk that a limited number of clearing members are willing to transact on the Fund’s behalf, which heightens the risks associated with a clearing member’s default. If a clearing member defaults the Fund could lose some or all of the benefits of a transaction entered into by the Fund with the clearing member. The loss of a clearing member for the Fund to transact with could result in increased transaction costs and other operational issues that could impede the Fund’s ability to implement its investment strategy. If the Fund cannot find a clearing member to transact with on the Fund’s behalf, the Fund may be unable to effectively implement its investment strategy.

Counterparty Risk.    Counterparty risk is the risk an issuer, guarantor or counterparty of a security in the Fund is unable or unwilling to meet its obligation on the security. Counterparty risk may arise because of the counterparty’s financial condition, market activities, or for other reasons. The Fund may be unable to recover its investment from the counterparty or may obtain a limited and/or delayed recovery. The OCC acts as guarantor and central counterparty with respect to the FLEX Options. As a result, the ability of the Fund to meet its objective depends on the OCC being able to meet its obligations. In the event an OCC clearing member that is a counterparty of the Fund were to become insolvent, the Fund may have some or all of its FLEX Options closed without its consent or may experience delays or other difficulties in attempting to close or exercise its affected FLEX Options positions, both of which would impair the Fund’s ability to deliver on its investment strategy. The OCC’s rules and procedures are designed to facilitate the prompt settlement of options transactions and exercises, including for clearing member insolvencies. However, there is the risk that the OCC and its backup system will fail if clearing member insolvencies are substantial or widespread. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, the Fund could suffer significant losses.

Position Limits Risk.    The options exchanges have established limits on the maximum number of puts and calls covering the same underlying security that may be held or written by a single investor or group of investors acting in concert or under common control (regardless of whether the options are purchased or written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). These are referred to as “position limits.” The position limit applicable to a particular option class is determined by the options exchange based on the number of shares outstanding and trading volume of the security underlying the option. The rules of the options markets generally limit the maximum number of options on the same side of the market (i.e., calls held plus puts written, or puts held plus calls written) with respect to a single underlying interest that may be carried in the accounts of a single investor or group of investors acting in concert. An options market may require that positions in certain FLEX Options be aggregated with positions in certain other options for purposes of calculating position limits.

The clearing members that clear the Fund’s listed option positions are required to monitor and report the Fund’s positions to the options exchanges and may be required to liquidate positions in excess of these limits. Failure to comply with position limits may result in the imposition of fines and other sanctions by the options exchanges.

To the extent the Fund needs to modify its holdings in FLEX Options, such modification may adversely affect the profitability of the Fund and prevent the Fund from achieving its investment objective. A violation of position limits could also lead to regulatory action materially adverse to a Fund’s investment strategy.

Correlation Risk.    The FLEX Options held by the Fund will be exercisable at the strike price only on their expiration date. As a FLEX Option approaches its expiration date, its value typically will increasingly move with the value of the Bitcoin Price. However, prior to the expiration date, the value of the FLEX Options may vary prior to the expiration date because of related factors other than the value of the Bitcoin Price. The value of the FLEX Options will be determined based upon market quotations or using other recognized pricing methods. Factors that may influence the value of the FLEX Options include interest rate changes and implied volatility levels of the Bitcoin Price, among others. The value of the FLEX Options held by the Fund typically do not increase or decrease at the same level as the Bitcoin Price on a day-to-day basis due to these factors (although they generally move in the same direction).

Liquidity Risk.    In the event that trading in FLEX Options is limited or absent, the value of the Fund’s FLEX Options may decrease. There is no guarantee that a liquid secondary trading market will exist for the FLEX Options. The trading in FLEX Options may be less deep and liquid than the market for certain other securities, including certain non-customized option contracts. In a less liquid market for the FLEX Options, terminating the FLEX Options may require the payment of a premium or acceptance of a discounted price and may take longer to complete. Additionally, the liquidation of a large number of FLEX Options may more significantly impact the price in a less liquid market. Further, the Fund requires a sufficient number of participants to facilitate the purchase and sale of options on an exchange to provide liquidity to the Fund for its FLEX Options positions. A less liquid trading market may adversely impact the value of the FLEX Options and the value of your investment.

Concentration Risk.    Through its usage of FLEX Options, the Fund may invest more than 25% of its total assets in investments that provide exposure to the Bitcoin Price. To the extent the Fund has significant exposure in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if the Fund were more broadly diversified. A significant exposure makes the Fund more susceptible to any single occurrence and may subject the Fund to greater market risk than a fund that is more broadly diversified.

Cyber Security Risk.    As the use of Internet technology has become more prevalent in the course of business, the investment industry has become more susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, or custodian can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.

Investment Objective Risk.    Certain circumstances under which the Fund might not achieve its objective include, but are not limited, to (i) if the Fund disposes of FLEX Options, (ii) if the Fund is unable to maintain the proportional relationship based on the number of FLEX Options in the Fund’s portfolio, (iii) a significant accrual of Fund expenses in connection with effecting the Fund’s principal investment strategy or (iv) adverse tax law changes or interpretations affecting the treatment of FLEX Options.

Management Risk.    The Fund is subject to management risk because it is an actively managed portfolio. The Sub-Adviser applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that the Fund will meet its investment objective.

Market Risk.    The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. Assets may decline in value due to factors affecting financial markets generally or particular asset classes or industries represented in the markets. The value of FLEX Options or other assets may also decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or due to factors that affect a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates will not have the same impact on all types of securities. Securities, including the Shares, are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments. The value of Shares may also decline as a result of market conditions. Factors such as inflation, changes in interest rates, changes in regulatory requirements, bank failures, political climate deterioration or developments, armed conflicts, natural disasters or future health crises, may negatively impact market conditions, and cause a decrease in the value of Shares. Other unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy. These events, and any other future events, may adversely affect the prices and liquidity of the Fund’s portfolio investments and could result in disruptions in the trading markets.

New Fund Risk.    The Fund is new and currently has fewer assets than larger funds, and like other new funds, large inflows and outflows may impact the Fund’s market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period affected. Additionally, because the Fund has fewer assets than larger funds over which to spread its fixed costs, its expense levels on a percentage basis will be higher than that of a larger fund.

Non-Diversification Risk.    The Fund is classified as a “non-diversified company” under the 1940 Act. As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Code. The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

Risks Associated with ETFs.    The Fund is an ETF, and therefore, as a result of an ETF’s structure, is subject to the following risks:

Authorized Participant Concentration Risk.    Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that authorized participants exit the business or are unable to proceed with orders for the issuance or redemption of Creation Units and no other authorized participant is able to step forward to fulfill the order, Shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts and/or delisting, and the bid/ask spread (the difference between the price that someone is willing to pay for Shares at a specific point in time versus the price at which someone is willing to sell) on Shares may widen.

Cash Transactions Risk.    The Fund may effectuate all or a portion of the issuance and redemption of Creation Units for cash, rather than in-kind securities. As a result, an investment in the Fund may be less tax-efficient than an investment in an exchange-traded fund that effectuates its Creation Units only on an in-kind basis. Exchange-traded funds are able to make in-kind redemptions to avoid being taxed on gains on the distributed portfolio securities at the fund level. A fund that effects redemptions for cash may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds and may be forced to recognize gains. The Fund intends to distribute gains that arise by virtue of the issuance and redemption of Creation Units being effectuated in cash to shareholders to avoid being taxed on this gain at the fund level and otherwise comply with special tax rules that apply to it. This may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than if they had made an investment in another exchange-traded fund. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if the Fund sold and redeemed its shares principally in-kind, will be passed on to those purchasing and redeeming Creation Units in the form of creation and redemption transaction fees. The Fund’s use of cash for creations and redemptions could also result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective.

Market Maker Risk.    If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Shares are trading on the Exchange, which could result in a decrease in the market price of the Shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Shares trading at a discount to NAV and in greater than normal intra-day bid-ask spreads for Shares.

Operational Risk.    The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error in the calculation of the Participation Rate and/or Floor, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and its Adviser and Sub-Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Premium/Discount Risk.    Shares trade on the Exchange at market prices rather than their NAV. The market price of Shares generally corresponds to movements in the Fund’s NAV as well as the relative supply and demand for Shares on the Exchange. The market price may be at, above (a premium) or below (a discount) the Fund’s NAV, which means that investors could receive less or pay more than the Fund’s NAV per Share when selling or purchasing Shares on the Exchange. Differences in market prices of Shares and the NAV per Share may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings trading individually or in the aggregate at any point in time. These differences can be especially pronounced during times of market volatility or stress.

During these periods, the demand for Shares may decrease considerably and cause the market price of Shares to deviate, and in some cases deviate significantly, from the Fund’s NAV and the bid/ask spread on Shares may widen.

Trading Issues Risk.    Although Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for Shares will develop or be maintained. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. Market makers are under no obligation to make a market in the Shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

Subsidiary Investment Risk.    The Fund may invest a portion of its assets in the Subsidiary, as determined necessary or advisable by the Fund. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary are organized, respectively, could result in the inability of the Fund to operate as intended and could negatively affect the Fund and its shareholders. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. However, as the Subsidiary is wholly-owned by the Fund, and the investors of the Fund will have the investor protections of the 1940 Act, the Fund as a whole—including the Subsidiary—will provide investors with 1940 protections.

Tax Risk.    The Fund intends to elect and to qualify each year to be treated as a RIC under Subchapter M of the Code. In order to be treated as a RIC, the Fund must meet certain income, diversification and distribution tests. If, in any year, the Fund fails to qualify as a RIC under the applicable tax laws, the Fund would be taxed as an ordinary corporation. The federal income tax treatment of certain aspects of the proposed operations of the Fund are not entirely clear, which could impact the Fund’s ability to qualify as a RIC. This includes the tax aspects of the Fund’s options strategy, its hedging strategy, the possible application of the “straddle” rules, and various loss limitation provisions of the Code. The Fund’s investments in offsetting positions with respect to the Bitcoin ETPs may affect the character of gains or losses realized by the Fund under the Code’s “straddle” rules and may increase any short-term capital gains realized by the Fund, which is taxed as ordinary income when distributed to U.S. shareholders in a non-liquidating distribution.

To the extent the options held by the Fund are deemed to qualify as “Section 1256 contracts” under Section 1256 of the Code, gains and losses on such options will generally be treated as 60% long-term capital gains and 40% short-term capital gains, regardless of how long the Fund has held such options. Section 1256 contracts held by the Fund at the end of a taxable year are “marked to market” for income tax purposes, meaning that unrealized gains or losses are treated as though they were realized (and treated on the 60/40 basis described above). The Fund’s use of options categorized as Section 1256 contracts will increase the likelihood that the Fund will recognize short-term and long-term capital gains as such options do not benefit from the tax efficiencies generated by an ETF’s in-kind creation and redemption mechanism. That notwithstanding, certain options held by the Fund may not qualify as Section 1256 contracts, and disposition of such options will likely result in short-term or long-term capital gains or losses depending on the holding period.

The Fund will be required to distribute substantially all of its net short term capital gain and will either distribute its net long term capital gain or notify the shareholders that the Fund is electing to pay tax on its long-term capital gains but that the shareholders will be required to include the long-term capital gains in income.

To comply with the asset diversification test applicable to a RIC, the Fund will limit its investments in the Subsidiary to 25% of the Fund’s total assets at the end of each tax quarter. The investment strategy of the Fund will cause the Fund to hold substantially more than 25% of the Fund’s total assets in investments in the Subsidiary the majority of the time. The Fund intends to manage the exposure to the Subsidiary so that the Fund’s investments in the Subsidiary do not exceed 25% of the total assets at the end of any tax quarter. If the Fund’s investments in the Subsidiary were to exceed 25% of the Fund’s total assets at the end of a tax quarter, the Fund, generally, has a grace period to cure such lack of compliance. If the Fund fails to timely cure, it may no longer be eligible to be treated as a RIC.

The Fund’s investments in FLEX Options that provide exposure to the Bitcoin Reference Asset may produce non-qualifying income for purposes of qualifying as a RIC, and accordingly, as determined necessary or advisable by the Fund, the Fund may make its investments in such instruments through the Subsidiary. The Fund intends to treat any income it may receive from the Subsidiary as “qualifying income” under the provisions of the Code applicable to RICs. The Internal Revenue Service (the “IRS”) has issued numerous Private Letter Rulings (“PLRs”) provided to third parties not associated with the Fund or its affiliates (which only those parties may rely on as precedent) concluding that similar arrangements resulted in qualifying income. Many of such PLRs have now been revoked by the IRS. In March of 2019, the Internal Revenue Service published Regulations that concluded that income from a corporation similar to the Subsidiary would be qualifying income, if the income is related to the Fund’s business of investing in stocks or securities. Although the Regulations do not require distributions from the Subsidiary, the Fund intends to cause the Subsidiary to make distributions that would allow the Fund to make timely distributions to its shareholders. The Fund generally will be required to include in its own taxable income the income of the Subsidiary for a tax year, regardless of whether the Fund receives a distribution of the Subsidiary’s income in that tax year, and this income would nevertheless be subject to the distribution requirement for qualification as a regulated investment company and would be taken into account for purposes of the 4% excise tax.

U.S. Treasury Security Risk.    A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity, but the market prices for such securities are not guaranteed and will fluctuate. Because U.S. Treasury Securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities. U.S. Treasury securities may differ from other securities in their interest rates, maturities, times of issuance and other characteristics, and may provide relatively lower returns than those of other securities. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund’s U.S. Treasury securities to decline. U.S. Treasury securities are subject to interest rate risk, but generally do not involve the credit risks associated with investments in other types of debt securities. As a result, the yields available from U.S.

government securities are generally lower than the yields available from other debt securities. U.S. Treasury securities are guaranteed only as to the timely payment of interest and payment of principal when held to maturity.

Interest Rate Risk.    Interest rate risk is the risk that the value of the debt securities in the Fund’s portfolio will decline because of rising market interest rates. Interest rate risk is generally lower for shorter term debt securities and higher for longer-term debt securities. Duration is a reasonably accurate measure of a debt security’s price sensitivity to changes in interest rates and a common measure of interest rate risk. Duration measures a debt security’s expected life on a present value basis, taking into account the debt security’s yield, interest payments and final maturity. In general, duration represents the expected percentage change in the value of a security for an immediate 1% change in interest rates. For example, the price of a debt security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Therefore, prices of debt securities with shorter durations tend to be less sensitive to interest rate changes than debt securities with longer durations. As the value of a debt security changes over time, so will its duration.

Valuation Risk.    During periods of reduced market liquidity or in the absence of readily available market quotations for the holdings of the Fund, the valuation of the Fund’s FLEX Options will become more difficult. In market environments where there is reduced availability of reliable objective pricing data, the judgment of the Fund’s investment adviser in determining the fair value of the security may play a greater role. While such determinations may be made in good faith, it may nevertheless be more difficult for the Fund to accurately assign a daily value.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

As of the date of this prospectus, the Fund has not yet commenced operations and therefore does not have a performance history. Once available, the Fund’s performance information will be accessible on the Fund’s website at www.innovatoretfs.com and will provide some indication of the risks of investing in the Fund.

Management

Investment Adviser

Innovator Capital Management, LLC (“Innovator” or the “Adviser”)

Investment Sub-Adviser

Milliman Financial Risk Management LLC (“Milliman” or the “Sub-Adviser”)

Portfolio Managers

The following person serves as the portfolio manager of the Fund.

•   Robert T. Cummings — Principal, Senior Director, Head of Portfolio Management at Milliman

•   Jeff Greco — Senior Director – Head of Strategy Research at Milliman

•   Rebekah Lipp — ETF Portfolio Manager at Milliman

•   Maria Schiopu — Principal and Managing Director – Fund Services at Milliman

Each of the portfolio managers is primarily and jointly responsible for the day-to-day management of the Fund. Mr. Cummings has served in such capacity since the Fund’s inception in February 2025. Mr. Greco, Ms. Lipp and Ms. Schiopu have served in this capacity since July 2025.

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with authorized participants that have entered into agreements with the Fund’s distributor and only in Creation Units or multiples thereof (“Creation Unit Aggregations”), in exchange for cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker or dealer at a market price. Because the Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a premium), at NAV, or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).

Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.innovatoretfs.com.

Tax Information

The Fund’s distributions will generally be taxable as ordinary income, returns of capital or capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), Innovator and Foreside Fund Services, LLC, the Fund’s distributor (the “Distributor”), may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Investor Suitability Considerations

You should only consider this investment if:	You should not consider this investment if:

•   you fully understand the risks inherent in an investment in Shares;

•   you desire to invest in a product with a return that depends upon the performance of the Bitcoin Price over the Outcome Period;

•   you are willing to hold Shares for the duration of the Outcome Period in order to achieve the outcomes that the Fund seeks to provide;

•   you fully understand that by virtue of the Participation Rate, the Fund will forgo some of the gains experienced by the Bitcoin Price;

•   you seek the protection of a 20% Floor on losses of the Bitcoin Price for an investment held for the duration of the entire Outcome Period and understand that there is no guarantee that the Fund will be successful in its attempt to provide protection through the Floor;

•   you understand that the 20% Floor is provided prior to taking into account annual Fund management fees, shareholder transaction fees, brokerage commissions, taxes and any extraordinary expenses incurred by the Fund. After taking into account the annual Fund management fee, the net Floor for the Outcome Period is 20.20%;

•   you are willing to forgo any gains in excess of the Participation Rate;

•   you understand that the gains of the Fund, if any, will be reduced by annual Fund management fees, shareholder transaction fees, brokerage commissions, taxes and any extraordinary expenses incurred by the Fund;

•   you understand that the Fund’s FLEX Options do not provide for dividends to the Fund;

•   you fully understand that investments made after the Outcome Period has begun may not fully benefit from the Floor;

•   you are willing to accept the risk of losing your entire investment; and

•   you have visited the Fund’s website and understand the investment outcomes available to you based upon the time of your purchase.

•   you do not fully understand the risks inherent in an investment in Shares;

•   you do not desire to invest in a product with a return that depends upon the performance of the Underlying ETF’s share price over the Outcome Period;

•   you are unwilling to hold Shares for the duration of the Outcome Period in order to achieve the outcomes that the Fund seeks to provide;

•   you do not fully understand that by virtue of the Participation Rate, the Fund will forego some of the gains experienced by the Bitcoin Price;

•   you seek an investment that provides total protection against Bitcoin Price losses for an investment held for the duration of an Outcome Period and understand that any protection provided by the Floor is not guaranteed;

•   you seek the protection of a full 20% Floor, even after taking into account annual Fund management fees, shareholder transaction fees, brokerage commissions, taxes and any extraordinary expenses incurred by the Fund;

•   you do not understand that the 20% Floor is provided prior to taking into account annual Fund management fees, shareholder transaction fees, brokerage commissions, taxes and any extraordinary expenses incurred by the Fund;

•   you are unwilling to forgo any gains in excess of the Participation Rate;

•   you do not understand that the gains of the Fund, if any, will be reduced by annual Fund management fees, shareholder transaction fees, brokerage commissions, taxes and any extraordinary expenses incurred by the Fund;

•   you do not fully understand that the Fund’s FLEX Options do not provide for dividends to the Fund;

•   you do not fully understand that investments made after the Outcome Period has begun may not fully benefit from the Floor;

•   you are unwilling to accept the risk of losing your entire investment; and

•   you have not visited the Fund’s website and do not understand the investment outcomes available to you based upon the timing of your purchase.

Additional Information About the Fund’s Principal Investment Strategies

The Fund’s principal investment strategy seeks to provide investment results that participate in a percentage of any positive returns of the Bitcoin Price, while providing a maximum loss on Bitcoin Price losses of 20% over the Outcome Period by investing in FLEX Options that provide exposure to the Bitcoin Price. The Fund will provide the Floor by investing in U.S. Treasury Bills, which will be designed to preserve the Fund’s capital in the event the FLEX Options expire worthless at the end of the Outcome Period. If the Bitcoin Price increases in value over the duration of the Outcome Period, the Fund seeks to provide Fund shareholders that hold Shares for the entire Outcome Period with an increase in value that participates in a percentage of the increases experienced by the Bitcoin Price, as limited by the Participation Rate. All investment gains are subject to the Participation Rate. If the Bitcoin Price decreases in value over the duration of the Outcome Period, the Fund seeks to provide Fund shareholders that hold Shares for the entire Outcome Period with a maximum loss on Bitcoin Price losses of 20% during the Outcome Period. There is no guarantee that the Fund will be successful in its attempt to provide the Outcomes. As described on the cover of this prospectus, in “Principal Investment Strategies” and in “Principal Risks,” there are risks associated with an investment in the Fund and there is no guarantee the Fund achieve the Outcomes it seeks to provide. The Fund’s unique characteristics (i.e., the imperative of holding Shares for the entire Outcome Period, the Participation Rate and Floor) distinguish it from other investment products and may make it an unsuitable some investors. To help decide whether an investment in the Fund is appropriate based upon individual circumstances, please see the section of this prospectus entitled “Investor Suitability.”

The Fund’s investment objective is considered non-fundamental and may be changed by the Board without shareholder approval. Additionally, the Fund may liquidate and terminate at any time without shareholder approval.

Portfolio Holdings

The Fund invests in a combination of FLEX Options and U.S. Treasuries to produce the sought-after Outcomes, including the Participation Rate and the Floor. The FLEX Options consist of a “call option spread” strategy via the purchase and sale of call FLEX Options that reference the Bitcoin Reference Asset with expiration dates of approximately three-months. The Fund obtains this exposure through investment in its Subsidiary (additional information below). The U.S. Treasuries comprise the balance (approximately 80%) of the Fund’s portfolio and provide the Floor by preserving the Fund’s capital in the event the FLEX Options expire worthless.

Portfolio Holdings – Innovator Uncapped Bitcoin 20 Floor ETF® - Quarterly

Portfolio Investment	Investment Terms	Portfolio Investment Percentage*	Investment Function	Target Portfolio Maturity
U.S. Treasuries	U.S. Treasury Bills supported by the full faith and credit of the U.S. Government	80% of portfolio	Provides the Floor	3-month maturity to align with the conclusion of the Outcome Period
Purchased Call FLEX Options	“In-the-money” (i.e., the strike price is less than the current Bitcoin Reference Asset price) purchased call FLEX Options at approximately 80% of the Bitcoin Reference Asset at the time of investment	20% of portfolio	Provides long-exposure to the Bitcoin Price	3-month expiration dates to align with the conclusion of the Outcome Period
Sold Call FLEX Option Contracts	“At-the-money” (i.e., the strike price is the current Bitcoin Reference Asset price) sold call FLEX Options at the current price of the Bitcoin Reference Asset at the time of investment		In combination with the purchased call FLEX Options, produces the Participation Rate	3-month expiration dates to align with the conclusion of the Outcome Period

*           The percentages listed herein may be greater or lesser than the stated amounts due to market fluctuations throughout the Outcome Period.

As noted above, the Fund has adopted a policy pursuant to Rule 35d-1 under the 1940 Act. For the purposes of this policy, the Fund will use the notional value of the Fund’s FLEX Option contracts and will value its FLEX Options at mark-to-market. Therefore, the Fund’s 20% investment in FLEX Options, which has notional exposure to 100% of the Fund’s assets, will be compliant with its policy adopted under Rule 35d-1. The Fund has adopted a policy to provide the Fund’s shareholders with at least sixty (60) days’ prior notice of any change in this policy.

FLEX Options are exchange-traded options contracts with uniquely customizable terms. Each FLEX Option contract that the Fund enters into references the Bitcoin Reference Asset and expires on the last day of the Outcome Period. The FLEX Options, however, have varying strike prices. The Fund will purchase and sell a combination of call option contracts to seek to produce the Outcomes. Each of the FLEX Options purchased and sold throughout the Outcome Period are expected to have the same or similar terms as the corresponding FLEX Options purchased and sold on the first day of the Outcome Period.

Investment in the Subsidiary

As determined necessary or advisable by the Fund, the Fund may invest in FLEX Options that reference the Bitcoin Reference Asset generally through a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands, the Innovator Bitcoin 20 Floor ETF – Quarterly (Cayman).

Innovator serves as investment adviser and Milliman serves as investment sub-adviser to the Subsidiary, subject to the oversight of the Subsidiary’s board of directors. The Fund complies with the provisions of the 1940 Act governing investment policies and capital structure and leverage on an aggregate basis with the Subsidiary. Furthermore, Innovator and Milliman, as the investment adviser and investment sub-adviser to the Subsidiary, respectively, comply with the provisions of the 1940 Act relating to investment advisory contracts as it relates to its advisory agreement with the Subsidiary. The Subsidiary also complies with the applicable provisions of the 1940 Act relating to affiliated transactions and custody. Because the Fund intends to qualify for treatment as a RIC under Subchapter M of the Code, the size of the Fund’s investment in the Subsidiary will not exceed 25% of the Fund’s total assets at each quarter end of the Fund’s fiscal year. Except as noted herein, for purposes of this Prospectus, references to the Fund’s investment strategies and risks include those of the Subsidiary.

Bitcoin ETP Index

The Cboe Bitcoin U.S. ETF Index is a modified market capitalization-weighted index that is designed to track the performance of a basket of Bitcoin ETFs listed on U.S. exchanges. Cboe Bitcoin U.S. ETF Index Options (CBTX) are cash-settled, European style index options based on the Cboe Bitcoin U.S. ETF Index. All Bitcoin ETFs that are listed on either NASDAQ, the NYSE or the Cboe BZX are eligible to be considered for inclusion in the Bitcoin ETP Index. Leveraged and inverse exposure Bitcoin ETFs are not eligible for inclusion in the Bitcoin ETP Index. To be included in the Bitcoin ETP Index, each constituent must: (i) have a monthly consolidated trading volume of at least 500,000 shares for each month within the immediately preceding six-month period; (ii) have an average consolidated trading volume of at least 1,000,000 shares over the immediately preceding six-month period; (iii) have at least six months of trading history as of the Rebalance Selection Date (defined below); and (iv) have a market capitalization of at least $75 million as of the Rebalance Selection Date.

The Bitcoin ETP Index is rebalanced and reconstituted quarterly in March, June, September and December. The Rebalance Selection Date is as of the last business day of the previous calendar month (i.e., February, May, August and November, respectively). Constituent weightings are calculated based on the closing prices as of the close of business on the second Friday of the relevant review month (unless such date is a holiday, in which case the next business day will be used). The Bitcoin ETP Index is rebalanced and reconstituted after the close of business on the third Friday of the relevant review month using such day’s closing prices.

The number of constituents in the Bitcoin ETP Index must be no greater than thirteen. If more than thirteen eligible constituents meet the selection criteria, the Bitcoin ETP Index selects the thirteen constituents with the highest market capitalizations. If the number of constituents in the Bitcoin ETP Index falls below ten for more than 40 business days within the trailing 90 consecutive calendar days, the committee for the Bitcoin ETP Index will determine if and when replacement constituents will be added to the Bitcoin ETP Index.

Constituents in the Bitcoin ETP Index are weighted proportionally to their respective market capitalizations, subject to certain caps. If on the weighting reference date, any single constituent has an uncapped weight in the Bitcoin ETP Index greater than the below percentages listed in the table, such constituents weight will be adjusted so that it does not exceed the cap, with the excess weight being redistributed proportionately to other constituents within the Bitcoin ETP Index.

Largest Constituents by Market Capitalization	Single Constituent Capped Weight in Index
Largest Constituent	20%
2nd Largest Constituent	10%
3rd Largest Constituent	10%
4th Largest Constituent	10%
5th Largest Constituent	10%

Further, on a semi-annual basis, constituent weights for the Bitcoin ETP Index are monitored, and an exceptional ad-hoc capping event will be triggered if either of the below thresholds are breached: (i) a single constituent has a weight greater than 25% in the Bitcoin ETP Index on the third to last business day in June or December; or (ii) if the aggregate weight of the top five highest weighted constituents is greater than or equal to 59% in the Bitcoin ETP Index on the third to last business day in June or December. An exceptional recapping triggered by the monitoring will be effective on the open of the last business day of December or June.

Bitcoin ETPs

The Bitcoin ETPs are exchange-traded investment products not registered under the 1940 Act that seek to reflect the price of bitcoin by purchasing and storing bitcoin in a digital vault and issuing exchange-listed shares that correspond to the price of bitcoin it holds. Each Bitcoin ETP’s assets consist primarily of bitcoin. The Bitcoin ETPs seek to generally reflect the performance of the price of bitcoin. The Bitcoin ETPs are not investment companies registered under the 1940 Act, and the sponsors of the Bitcoin ETPs are not registered with the SEC as an investment adviser and are not subject to regulation by the SEC as such in connection with its activities with respect to the Bitcoin ETPs. The Bitcoin ETPs are not a commodity pool for purposes of the Commodity Exchange Act, and the sponsors are not subject to regulation by the CFTC as a commodity pool operator or a commodity trading advisor with respect to the Bitcoin ETPs. However, Bitcoin ETPs are subject to the informational and filing requirements of the Securities Exchange Act of 1934, and in accordance therewith files reports and other information with the SEC. Additional information regarding each of the Bitcoin ETPs is provided from such fund’s filings with the SEC. You are urged to refer to the SEC filings made by each of the Bitcoin ETPs and to other publicly available information to obtain an understanding of each Bitcoin ETP’s business and financial prospects. Each of the below descriptions of the Bitcoin ETP’s principal investment strategies was taken directly from such Bitcoin ETP’s prospectus (other defined terms have been modified and only apply to the applicable fund listed below).

iShares Bitcoin Trust ETF (“IBIT”).    IBIT seeks to achieve its investment objective by holding bitcoin, with the value of the iShares Bitcoin Trust ETF’s bitcoin holdings intended to reflect the price performance of bitcoin as measured by the CF Benchmarks Index. The iShares Bitcoin Trust ETF values its bitcoin holdings based on the CF Benchmarks Index, which is calculated based on the bitcoin trading activity on several major bitcoin trading platforms (the “Constituent Platforms”). To maintain accurate pricing, the CF Benchmarks Index aggregates the trade flow of the Constituent Platforms during an observation window between 3:00 p.m. and 4:00 p.m. ET into the U.S. dollar price of one bitcoin at 4:00 p.m. ET.

The iShares Bitcoin Trust ETF is not actively managed and will not seek to sell bitcoin at times when its price is high or acquire bitcoin when its price is low. The iShares Bitcoin Trust ETF does not use leverage, derivatives or any similar arrangements in seeking to meet its investment objective.

The assets of the iShares Bitcoin Trust ETF consist primarily of bitcoin held by a custodian on behalf of the iShares Bitcoin Trust ETF. The Bitcoin Custodian keeps custody of all of the iShares Bitcoin Trust ETF’s bitcoin, other than that which is maintained in a Trading Balance with the Prime Execution Agent, in accounts that are required to be segregated from the assets held by the Bitcoin Custodian as principal and the assets of its other customers (the “Vault Balance”). The Bitcoin Custodian keeps all of the private keys associated with the iShares Bitcoin Trust ETF’s bitcoin held by the Bitcoin Custodian in the Vault Balance in “cold storage”, which refers to a safeguarding method by which the private keys corresponding to the iShares Bitcoin Trust ETF’s bitcoins are generated and stored in an offline manner using computers or devices that are not connected to the Internet, which is intended to make them more resistant to hacking.

The iShares Bitcoin Trust ETF issues and redeems Shares only in blocks of 40,000 Shares or integral multiples thereof (“Baskets”). The iShares Bitcoin Trust ETF issues and redeems Baskets only to Authorized Participants in exchange for cash. Subject to regulatory approval, these transactions may also take place in exchange for bitcoin in the future. The iShares Bitcoin Trust ETF may incur certain transaction costs when buying and selling bitcoin in connection with the creation and redemption of Baskets. These costs, which are not reflected in the iShares Bitcoin Trust ETF’s estimated annual ordinary operating expenses, affect the iShares Bitcoin Trust ETF’s performance.

The iShares Bitcoin Trust ETF pays a sponsor’s fee that accrues daily at an annualized rate of 0.25% of the net asset value of the iShares Bitcoin Trust ETF. The iShares Bitcoin Trust ETF does not hold or trade futures or swaps and is not a commodity pool. Although the iShares Bitcoin Trust ETF may fail to track the price of bitcoin precisely at any particular time, the iShares Bitcoin Trust ETF generally will be substantially invested in bitcoin, which should result in a close correspondence between the performance of bitcoin and the performance of the iShares Bitcoin Trust ETF.

The CF Benchmarks Index serves as the iShares Bitcoin Trust ETF’s reference rate for bitcoin value. The index is designed to provide a reliable and representative benchmark for the bitcoin market, incorporating trading data from multiple major cryptocurrency exchanges that meet strict criteria for inclusion. The index has been recognized by financial regulators and serves as a pricing source for various bitcoin investment products.

As of January 17, 2025, the net asset value of the iShares Bitcoin Trust ETF was $58,906,827,746 and the NAV per share was $59.86. The iShares Bitcoin Trust ETF maintains substantial exposure to digital assets through its bitcoin holdings, and investors should be aware of the unique risks associated with digital asset investments, including but not limited to technological, regulatory, and market volatility risks.

You can find the iShares Bitcoin Trust ETF’s prospectus and other information, including its most recent reports to shareholders, through the SEC’s website at www.sec.gov by reference to its CIK: 0001980994.

Grayscale Bitcoin Trust ETF (“GBTC”).     GBTC’s investment objective is for the value of its shares (based on bitcoin per share) to reflect the value of the bitcoin held by GBTC less GBTC’s expenses and other liabilities. GBTC does not seek to generate returns beyond tracking the price of bitcoin. GBTC does not utilize leverage, derivatives or any similar arrangements in seeking to meet its investment objective.

The assets of GBTC consist primarily of bitcoin held by a custodian on behalf of GBTC. Coinbase Custody Trust Company, LLC (“Coinbase”) serves as the custodian, and controls and secures the GBTC’s digital asset accounts, a segregated custody account to store private keys, which allow for the transfer of ownership or control of the digital asset, on GBTC’s behalf.

Grayscale Investments, LLC is GBTC’s sponsor. GBTC pays a sponsor’s fee that accrues daily at an annual rate of 1.5% of GBTC’s NAV fee basis amount.

GBTC issues and redeems shares only in one or more blocks of 10,000 shares to certain authorized participants, currently in exchange for cash through facilitated transactions with liquidity providers. Subject to regulatory approval, these transactions may also take place through in-kind exchanges of bitcoin in the future.

GBTC values its bitcoin holdings based on the CoinDesk Bitcoin Price Index, which leverages real-time prices from multiple constituent exchanges to provide a representative spot price. Each constituent exchange is weighted proportionally to its trailing 24-hour liquidity with adjustments for price variance and inactivity. The Index Price represents the U.S. dollar value of bitcoin at 4:00 p.m., New York time, each business day.

As of January 17, 2025, GBTC’s NAV was $21,293,206,809 and the NAV per share was $83.04. GBTC maintains substantial exposure to digital assets through its bitcoin holdings, and investors should be aware of the unique risks associated with digital asset investments, including but not limited to technological, regulatory, and market volatility risks.

You can find GBTC ’s prospectus and other information, including its most recent reports to shareholders, through the SEC’s website at www.sec.gov by reference to its CIK: 0001588489.

Fidelity Wise Origin Bitcoin Fund (“FBTC”).    FBTC is an exchange-traded investment vehicle that seeks to track the performance of bitcoin, as measured by the performance of the Fidelity Bitcoin Reference Rate (the “Index”), adjusted for FBTC’s expenses and other liabilities. FD Funds Management LLC serves as FBTC’s sponsor. The investment objective of the FBTC is to seek investment results that correspond to the performance of bitcoin as measured by the Index. FBTC seeks to achieve its investment objective by holding bitcoin, with the value of the Fidelity Wise Origin Bitcoin Fund’s bitcoin holdings intended to reflect the price performance of bitcoin as measured by the Index. The Fidelity Wise Origin Bitcoin Fund is passively managed and does not pursue active management investment strategies. The Fidelity Wise Origin Bitcoin Fund will not invest in derivatives.

All of the Fidelity Wise Origin Bitcoin Fund’s bitcoin is held by Fidelity Digital Asset Services, LLC (“FDAS” or the “Custodian”), an affiliate of the Sponsor. The Custodian maintains custody of all of the Fidelity Wise Origin Bitcoin Fund’s bitcoin. The Custodian holds a majority of bitcoin in cold storage and manages the allocation of bitcoin between cold and hot storage for the omnibus wallets. Within such omnibus hot and cold wallets, the Custodian keeps a substantial majority of assets in cold wallets (generally targeting greater than 98%), to promote security, while the balance of assets is kept in hot wallets to facilitate timely withdrawals.

The Fidelity Wise Origin Bitcoin Fund issues and redeems Shares in blocks of 25,000 Shares (“Baskets”). The Fidelity Wise Origin Bitcoin Fund issues and redeems Baskets only to Authorized Participants in exchange for cash. For a subscription for Shares, the subscription shall be in the amount of cash needed to purchase the amount of bitcoin represented by the Basket being created.

The Fidelity Wise Origin Bitcoin Fund pays the Sponsor an annual unified fee of 0.25% of the Fidelity Wise Origin Bitcoin Fund’s Bitcoin Holdings. The Fidelity Wise Origin Bitcoin Fund is not a registered investment company under the Investment Company Act of 1940 and is not subject to regulation under the Act. The Sponsor is not an “Investment Adviser” and therefore the Sponsor’s provision of services to the Fidelity Wise Origin Bitcoin Fund will not be governed by the Investment Advisers Act of 1940. The Fidelity Wise Origin Bitcoin Fund is not a commodity pool for purposes of the Commodity Exchange Act, and the Sponsor is not subject to regulation by the Commodity Futures Trading Commission as a commodity pool operator or commodity trading advisor.

The Index is constructed using bitcoin price feeds from eligible bitcoin spot markets and a volume-weighted median price (“VWMP”) methodology, calculated every 15 seconds based on VWMP spot market data over rolling sixty-minute increments. The current bitcoin spot markets included in the Index calculation are Bitstamp, Coinbase, Gemini, itBit, Kraken, and LMAX Digital.

As of January 17, 2025, the net asset value of the Fidelity Wise Origin Bitcoin Fund was $18.83 billion and the NAV per share was $91.904947. The Fidelity Wise Origin Bitcoin Fund maintains substantial exposure to digital assets through its bitcoin holdings, and investors should be aware of the unique risks associated with digital asset investments, including but not limited to technological, regulatory, and market volatility risks. Additionally, the Fidelity Wise Origin Bitcoin Fund’s regulatory structure differs from traditional investment vehicles.

You can find the Fidelity Wise Origin Bitcoin Fund’s prospectus and other information, including its most recent reports to shareholders, through the SEC’s website at www.sec.gov by reference to its CIK: 0001852317.

Bitwise Bitcoin ETF Trust (“BITB”).    The investment objective of BITB is to seek investment results that correspond to the performance of bitcoin as measured by the CME CF Bitcoin Reference Rate — New York Variant (BRRNY).

BITB seeks to achieve its investment objective by holding bitcoin, with the value of the Bitwise Bitcoin Trust’s bitcoin holdings intended to reflect the price performance of bitcoin as measured by the BRRNY. BITB passively managed and does not pursue active management investment strategies. BITB will not sell bitcoin at times when its price is high or acquire bitcoin when its price is low. BITB does not use leverage or any similar arrangements in seeking to meet its investment objective.

BITB’s assets consist primarily of bitcoin held by Coinbase Custody Trust Company, LLC as the Bitcoin Custodian on behalf of the Bitwise Bitcoin Trust. The Bitcoin Custodian maintains custody of all of BITB’s bitcoin, other than that which is temporarily maintained in a Trading Balance with the Prime Execution Agent, in segregated cold storage wallets. Cold storage refers to a safeguarding method where private keys are generated and stored offline on hardware that has never been connected to the internet, making them more resistant to hacking.

BITB issues and redeems Shares only in blocks of 10,000 Shares (“Baskets”). BITB issues and redeems Baskets only to Authorized Participants in exchange for cash. BITB may incur certain transaction costs when buying and selling bitcoin in connection with the creation and redemption of Baskets. These costs affect the BITB’s performance.

BITB will pay a unitary Sponsor Fee of 0.20% per annum of the Bitwise Bitcoin Trust’s bitcoin holdings. The Bitwise Bitcoin Trust does not engage in any activities designed to derive a profit from changes in the price of bitcoin.

The Bitwise Bitcoin Trust values its bitcoin holdings based on the BRRNY, which is calculated based on the bitcoin trading activity on several major bitcoin trading platforms (the “Constituent Platforms”). The BRRNY aggregates the trade flow of the Constituent Platforms during an observation window between 3:00 p.m. and 4:00 p.m. ET into the U.S. dollar price of one bitcoin at 4:00 p.m. ET.

As of January 17, 2025, the net asset value of the iShares Bitcoin Trust ETF was $4,507,087,995 and the NAV per share was $54.71. You can find the Bitwise Bitcoin ETF Trust’s prospectus and other information, including its most recent reports to shareholders, through the SEC’s website at www.sec.gov by reference to its CIK: 0001763415.

ARK 21Shares Bitcoin ETF (“ARKB”).    ARKB is an exchange-traded investment vehicle that seeks to track the performance of bitcoin, as measured by the performance of the CME CF Bitcoin Reference Rate — New York Variant (the “Index”), adjusted for the ARK 21Shares Bitcoin ETF’s expenses and other liabilities. 21Shares US LLC serves as the ARK 21Shares Bitcoin ETF’s sponsor.

ARKB seeks to achieve its investment objective by holding bitcoin and will value its Shares daily based on the Index. The ARK 21Shares Bitcoin ETF is passively managed and does not pursue active management investment strategies. The ARK 21Shares Bitcoin ETF will not invest in derivatives or utilize leverage, derivatives or any similar arrangements in seeking to meet its investment objective.

All of the ARK 21Shares Bitcoin ETF’s bitcoin is held by Coinbase Custody Trust Company, LLC (“Coinbase Custody” or the “Bitcoin Custodian”), which will keep custody of all of the ARK 21Shares Bitcoin ETF’s bitcoin. The Bitcoin Custodian maintains custody of all of the ARK 21Shares Bitcoin ETF’s bitcoin in segregated wallets that are therefore not commingled with corporate or other customer assets. The Bitcoin Custodian will keep a substantial portion of the private keys associated with the ARK 21Shares Bitcoin ETF’s bitcoin in “cold storage” or similarly secure technology. Cold storage in the context of bitcoin means keeping the reserve of bitcoin offline, which is a widely-used security precaution, especially when dealing with large amount of bitcoin.

The ARK 21Shares Bitcoin ETF issues and redeems Shares in blocks of 5,000 Shares (“Baskets”). The ARK 21Shares Bitcoin ETF issues and redeems Baskets only to Authorized Participants in exchange for cash. This will cause the Sponsor, on behalf of the ARK 21Shares Bitcoin ETF, to automatically instruct a Bitcoin Counterparty to purchase the amount of bitcoin equivalent in value to the cash deposit amount associated with the order and deposit the resulting bitcoin deposit amount in the ARK 21Shares Bitcoin ETF’s account with the Bitcoin Custodian.

The ARK 21Shares Bitcoin ETF pays the unitary Sponsor Fee of 0.21% of the ARK 21Shares Bitcoin ETF’s bitcoin holdings. The ARK 21Shares Bitcoin ETF is not a registered investment company under the Investment Company Act of 1940 and is not subject to regulation under the Act.

The Index is designed based on the IOSCO Principals for Financial Benchmarks. The Index is calculated daily and aggregates the notional value of bitcoin trading activity across major bitcoin spot exchanges. The Index currently uses six constituent exchanges: Coinbase, Bitstamp, Gemini, itBit, Kraken, and LMAX Digital.

As of January 17, 2025, the net asset value of the ARK 21Shares Bitcoin ETF was $4.272 billion and the NAV per share was $105.08. The ARK 21Shares Bitcoin ETF maintains substantial exposure to digital assets through its bitcoin holdings, and investors should be aware of the unique risks associated with digital asset investments, including but not limited to technological, regulatory, and market volatility risks. You can find the ARK 21Shares Bitcoin ETF prospectus and other information, including its most recent reports to shareholders, through the SEC’s website at www.sec.gov by reference to its CIK: 0001869699.

VanEck Bitcoin ETF (“HODL”).    HODL’s investment objective is to reflect the performance of the price of bitcoin less the expenses of HODL’s operations. HODL is a passive investment vehicle that does not seek to generate returns beyond tracking the price of bitcoin. HODL is not actively managed and will not take any actions to take advantage, or mitigate the impacts, of volatility in the price of bitcoin. HODL will not attempt to speculatively sell bitcoin at times when its price is high or speculatively acquire bitcoin at low prices in the expectation of future price increases, nor will attempt to avoid losses or hedge exposure arising from the risk of changes in the price of bitcoin.

Gemini Trust Company, LLC (“Gemini”) serves as HODL’s bitcoin custodian. The custody agreement with Gemini requires the bitcoin custodian to hold HODL’s bitcoin in its bitcoin account in cold storage, unless required to facilitate withdrawals as a temporary measure. Bitcoin temporarily held in the clearing account in connection with creations and redemptions or withdrawals of bitcoin to pay the sponsor fee or extraordinary expenses may be held in omnibus hot storage wallets. Gemini will use segregated cold storage bitcoin addresses for HODL’s bitcoin account, which is separate from the bitcoin addresses that Gemini uses for its other customers and which are directly verifiable via the bitcoin blockchain. Coinbase Custody Trust Company, LLC (“Coinbase”) serves as HODL’s additional bitcoin custodian. The custody agreement with Coinbase requires the additional bitcoin custodian to hold HODL’s bitcoin in cold storage, unless required to facilitate withdrawals as a temporary measure. Gemini will use segregated cold storage bitcoin addresses for HODL’s additional bitcoin account, which is separate from the bitcoin addresses that Gemini uses for its other customers and which are directly verifiable via the bitcoin blockchain.

VanEck Digital Assets, LLC (“VanEck”) is HODL’s sponsor. HODL will pay the sponsor a unified fee of 0.20% of HODL’s assets, which will accrue in U.S. dollars and be payable monthly in arrears in bitcoin. During the period commencing on November 25, 2024 and ending on January 10, 2026, the sponsor will waive the entire sponsor fee for the first $2.5 billion of HODL’s assets.

HDOL issues and redeems shares only in one or more blocks of 25,000 shares to certain authorized participants, currently in exchange for cash through facilitated transactions with liquidity providers. Subject to regulatory approval, these transactions may also take place through in-kind exchanges of bitcoin in the future.

HODL values its bitcoin holdings based on MarketVectorTM Bitcoin Benchmark Rate (the “Rate”), which is calculated based on prices contributed by trading platforms that VanEck’s affiliate, MarketVector Indexes GmbH, believes represent the top five bitcoin trading platforms based on the industry leading CCData Centralized Exchange Benchmark review report. The Rate is calculated daily between 00:00 and 24:00 Central European, and the Rate values are disseminated to data vendors. The Rate is disseminated in U.S. dollars, and the closing and intraday value is calculated over twenty-three minute intervals pursuant to a methodology referred to as an equal-weighted average of the volume-weighted median price.

As of January 17, 2025, HODL’s total net assets were $1,503,689,118 and the NAV per share was $119.10. HODL maintains substantial exposure to digital assets through its bitcoin holdings, and investors should be aware of the unique risks associated with digital asset investments, including but not limited to technological, regulatory, and market volatility risks.

You can find HODL’s prospectus and other information, including its most recent reports to shareholders, through the SEC’s website at www.sec.gov by reference to its CIK: 0001838028.

Fund Investments

Principal Investments

FLEX Options

FLEX Options are customized option contracts that trade on an exchange but provide investors with the ability to customize key contract terms like strike price, style and expiration date while achieving price discovery in competitive, transparent auctions markets and avoiding the counterparty exposure of over-the-counter options positions. Like traditional exchange-traded options, FLEX Options are guaranteed for settlement by the OCC, a market clearinghouse that guarantees performance by counterparties to certain derivatives contracts.

The FLEX Options in which the Fund will invest are all European style option contracts (option contracts that are exercisable only on the expiration date). The FLEX Options are listed on the Chicago Board Options Exchange.

The Fund will purchase and sell call a combination of FLEX Options. In general, put options give the holder (i.e., the buyer) the right to sell an asset (or deliver the cash value of the asset, in case of certain put options) and the seller (i.e., the writer) of the put has the obligation to buy the asset (or receive cash value of the asset, in case of certain put options) at a certain defined price. Call options give the holder (i.e., the buyer) the right to buy an asset (or receive cash value of the asset, in case of certain call options) and the seller (i.e., the writer) the obligation to sell the asset (or deliver cash value of the asset, in case of certain call options) at a certain defined price. The FLEX Options held by the Fund will be cash settled (options that give the Fund the right to receive, or require the Fund to deliver, a cash payment on the option expiration date based upon the difference between the strike price and the then-current price of the Underlying ETF).

The Fund will use the market value of its derivatives holdings for the purpose of determining compliance with the 1940 Act and the rules promulgated thereunder. Since the FLEX Options held by the Fund are exchange-traded, these will be valued on a mark-to-market basis. In the event market prices are not available, the Fund will use fair value pricing pursuant to the fair value procedures adopted by Innovator as the “Valuation Designee” pursuant to Rule 2a-5 of the 1940 Act (“Rule 2a-5”) and approved by, and subject to the oversight of, the Board. The Fund will enter into FLEX Options contracts in accordance with Rule 18f-4 under the 1940 Act, which requires the Fund to implement certain policies and procedures designed to manage its derivatives risks, dependent upon the Fund’s level of exposure to derivative instruments.

U.s. Treasury Securities

U.S. Treasury securities are government debt instruments issued by the United States Department of the Treasury that are backed by the full faith and credit of the United States Government.

Disclosure of Portfolio Holdings

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s statement of additional information (“SAI”), which is available at www.innovatoretfs.com.

Additional Risks of Investing in the Fund

Risk is inherent in all investing. Investing in the Fund involves risk, including the risk that you may lose all or part of your investment. There can be no assurance that the Fund will meet its stated objective. Before you invest, you should consider the following supplemental disclosure pertaining to the Principal Risks set forth above in this prospectus. The significance of each risk factor below may change over time and you should review each risk factor carefully.

Bitcoin Risk.    The Fund will have significant exposure to bitcoin by virtue of its FLEX Options. Accordingly, the Fund is subject to certain unique risks, detailed below:

Bitcoin Investing Risk.    The further development of the Bitcoin Network and the acceptance and use of bitcoin are subject to a variety of factors that are difficult to evaluate. The value of bitcoin has been, and may continue to be, substantially dependent on speculation. The slowing, stopping or reversing of the development of the Bitcoin Network or the acceptance of bitcoin may adversely affect the price of bitcoin. Bitcoin is subject to the risk of fraud, theft, manipulation or security failures, operational or other problems that impact the digital asset trading venues on which bitcoin trades. The Bitcoin Blockchain may contain flaws that can be exploited by hackers. A significant portion of bitcoin is held by a small number of holders sometimes referred to as “whales.” Transactions of these holders may influence the price of bitcoin The risks associated with bitcoin include the following:

•   Bitcoin is a new technological innovation with a limited history.    There is no assurance that usage of bitcoin will continue to grow. A contraction in use of bitcoin may result in increased volatility or a reduction in the price of bitcoin, which could adversely impact the value of the Fund. The Bitcoin Network was launched in January 2009, platform trading in bitcoin began in 2010, and Bitcoin Futures trading began in 2017, each of which limits a potential shareholder’s ability to evaluate an investment in the Fund.

•   The Fund’s investments are exposed to risks associated with the price of bitcoin, which is subject to numerous factors and risks.    The price of bitcoin is impacted by numerous factors, including:

ο The total and available supply of bitcoin, including the possibility that a small group of early bitcoin adopters hold a significant proportion of the bitcoin that has thus far been created and that sales of bitcoin by such large holders may impact the price of bitcoin;

ο Global bitcoin demand, which is influenced by the growth of retail merchants’ and commercial businesses’ acceptance of bitcoin as payment for goods and services, the security of online digital asset trading platforms and public bitcoin addresses that hold bitcoin, the perception that the use and holding of bitcoin is safe and secure, the lack of regulatory restrictions on their use, and the reputation regarding the use of bitcoin for illicit purposes;

ο The fact that bitcoin is not presently widely accepted as a medium of exchange, which may be due to a number of common impediments and/or disadvantages to adopting the Bitcoin Network as a payment network, including the slowness of transaction processing and finality, variability of transaction fees, and volatility of the price of bitcoin;

ο Global bitcoin supply, which is influenced by similar factors as global bitcoin demand, in addition to fiat currency (i.e., government currency not backed by an asset such as gold) needs by miners and taxpayers who may liquidate bitcoin holdings to meet tax obligations;

ο Investors’ expectations with respect to the rate of inflation of fiat currencies and deflation of bitcoin;

ο Foreign exchange rates between fiat currencies and digital assets such as bitcoin;

ο Interest rates;

ο The continued operation of digital asset trading platforms in the United States and foreign jurisdictions, including their regulatory status, trading and custody policies, and cyber security;

ο Investment and trading activities of large investors, including private and registered funds, that may directly or indirectly invest in bitcoin;

ο Regulatory measures, if any, that restrict the use of bitcoin as a form of payment or the purchase or sale of bitcoin, including measures that restrict the direct or indirect participation in the bitcoin market by financial institutions or the introduction of bitcoin instruments;

ο The maintenance and development of the open-source software protocol of the Bitcoin Network;

ο Increased competition from other digital assets, including new digital assets resulting from a “fork” of the Bitcoin Blockchain, wherein two distinct sets of users and miners run two different versions of a protocol;

ο Developments in the information technology sector;

ο Global or regional political, economic or financial events and situations;

ο Investor or Bitcoin Network participant sentiments on the value or utility of bitcoin; and

ο The dedication of mining power to the Bitcoin Network and the willingness of bitcoin miners to clear bitcoin transactions for relatively low fees.

Negative developments in any of these factors could adversely impact an investment in the Fund.

•   A decline in the adoption of bitcoin could negatively impact the performance of the Fund.    As a new asset and technological innovation, the bitcoin industry is subject to a high degree of uncertainty. The adoption of bitcoin will require growth in its usage for various applications that include retail and commercial payments, cross-border and remittance transactions, speculative investment and technical applications. Adoption of bitcoin will also require an accommodating regulatory environment. A lack of expansion in usage of bitcoin could adversely affect the instruments providing exposure to the price of bitcoin in which the Fund invests. In addition, there is no assurance that bitcoin will maintain its value over the long-term. The value of bitcoin is subject to risks related to its usage. Even if growth in bitcoin adoption occurs in the near or medium-term, there is no assurance that bitcoin usage will continue to grow over the long-term. A contraction in use of bitcoin may result in increased volatility or a reduction in the price of bitcoin, which would adversely impact the value of the Fund’s shares. Recently, bitcoin has come under scrutiny for its environmental impact, specifically the amount of energy consumed by bitcoin miners. Some companies have indicated they will cease accepting bitcoin for certain kinds of purchases due to such environmental concerns. To the extent such concerns persist, the demand for bitcoin and the speed of its adoption could be suppressed.

•   Bitcoin trading prices are volatile, and shareholders could lose all or substantially all of their investment in the Fund.    Speculators and investors who seek to profit from trading and holding bitcoin generate a significant portion of bitcoin demand. Bitcoin speculation regarding future appreciation in the value of bitcoin may inflate and make more volatile the price of a bitcoin. As a result, bitcoin may be more likely to fluctuate in value due to changing investor confidence in future appreciation in the price of bitcoin. Notably, bitcoin has been prone to rapid price declines, including significant declines occurring in a single day, throughout its history. For example, on March 12, 2020, bitcoin spot prices dropped by more than -37% on March 12, 2020, due to rapidly growing concerns about the COVID-19 outbreak.

The price of bitcoin may be impacted by events in other parts of the blockchain and digital asset ecosystem, even if such events are not directly related to the security or utility of bitcoin or the Bitcoin Network. Such events may precipitate a significant decline in the price of bitcoin and the instruments the Fund uses to obtain exposure to the price of bitcoin.

For example, in May 2022, the TerraUSD stablecoin experienced a loss of confidence, resulting in a 98% drop by the end of the month from its intended $1.00 USD peg. The collapse in the price of TerraUSD had wide consequences for the entire blockchain and digital asset ecosystem. The drop in TerraUSD contributed to the collapse of crypto lending platforms Celsius and Voyager, as well as prominent crypto hedge fund Three Arrows Capital. Many digital assets were dragged down by the news, including bitcoin, which dropped from its then-recent high $47,062 in March 30, 2022, to $19,785 by June 30, 2022, a drop of more than 58%.

In November 2022, FTX Trading Ltd. (“FTX”), a major digital asset trading platform, filed for bankruptcy following a halt in customer withdrawals and allegations of mismanagement of customer assets. The announcement precipitated steep price drops across various digital assets, including Bitcoin, which lost more than 25% of its value in the immediate wake of the revelations.

On June 5, 2023, The SEC charged Binance Holdings Ltd. (“Binance”), which operates the largest crypto asset trading platform in the world, Binance.com; BAM Trading Services Inc., which, together with Binance, operates the crypto asset trading platform, Binance.US; and their founder, Changpeng Zhao, with a variety of securities law violations.

Future announcements and events related to bitcoin, the Bitcoin Network, other digital assets, NFTs, and digital asset firms, including digital asset trading platforms, lending platforms, hedge funds, market makers, and custodians, may significantly impact the prices of bitcoin and expose the Fund to significant risks.

• The Bitcoin Network and bitcoin face numerous challenges to gaining widespread adoption as an alternative Payment Network.    Bitcoin is not presently widely accepted as a medium of exchange may be due to a number of factors, including the slowness of transaction processing and finality, variability in transaction fees and volatility in bitcoin’s price. It is not clear that the Bitcoin Network or bitcoin can overcome these and other impediments, which could harm the long-term adoption of the Bitcoin Network and bitcoin as an alternative payment system, and thereby negatively impact the price of bitcoin. In addition, alternative public blockchains have been developed and may in the future develop that compete with the Bitcoin Network and may have significant advantages as alternative payment systems, including higher throughput, lower fees, faster settlement and finalization, and the ability to facilitate untraceable and/or privacy-shielded transactions through the use of zero-knowledge cryptography or other means. It is possible that these alternative public blockchains and their native crypto assets may be more successful than the Bitcoin Network and bitcoin in gaining adoption as an alternative payments system, which could limit the long-term adoption of the Bitcoin Network and bitcoin, thereby negatively impact the price of bitcoin. Furthermore, traditional payment systems may improve their own technical capabilities and offer faster settlement times, faster finalization and lower fees. This could make it more difficult for the Bitcoin Network and bitcoin to gain traction as an alternative payments system, which could limit the long-term adoption of the Bitcoin Network and bitcoin, and thereby negatively impact the price of bitcoin. Finally, one means by which the ecosystem surrounding the Bitcoin Network has attempted to mitigate concerns about the slowness of transaction processing and finality and the variability of transaction fees has been through the development of so-called Layer 2 networks, including the “Lightning Network.” Layer 2 networks are separate blockchains built on top of “Layer 1” blockchains like the Bitcoin Network for the purpose of augmenting the throughput of the Layer 1 blockchain, and often, providing lower fees for transaction processing and faster settlement. Layer 2 blockchains introduce certain risks into the Bitcoin ecosystem that should be considered. For instance, Layer 2 blockchains are a relatively new and still developing technology. Technological issues

- including hacks, bugs, or failures - could introduce risk or harm confidence in the Bitcoin ecosystem, which could negatively impact the price of bitcoin. In addition, users may choose to settle an increasing share of transactions on Layer 2 blockchains, which could negatively impact the transaction activity on, and the amount of fee revenue generated by, the Bitcoin Network itself, which could negatively impact the price of bitcoin. If these or other developments negatively impact the price of bitcoin, this could adversely affect the value of the Fund.

• Regulation of participants in the bitcoin ecosystem continues to evolve in both the U.S. and foreign jurisdictions, which may restrict the use of bitcoin or otherwise impact the demand for bitcoin.    As a technology, the Bitcoin Network is governed by its internal protocols and source code; however, the use by individuals or businesses of the Bitcoin Network and bitcoin may be subject to government regulation. Both domestic and foreign regulators and governments have increased focus on the use of the Bitcoin Network and bitcoin since 2013. Many digital asset platforms are unlicensed, unregulated, operate without extensive supervision by governmental authorities, and do not provide the public with significant information regarding their ownership structure, management team, corporate practices, cybersecurity, and regulatory compliance. In particular, those located outside the United States may be subject to significantly less stringent regulatory and compliance requirements in their local jurisdictions, and may take the position that they are not subject to laws and regulations that would apply to a national securities exchange or designated contract market in the United States, or may, as a practical matter, be beyond the ambit of U.S. regulators. As a result, trading activity on or reported by these digital asset platforms is generally significantly less regulated than trading in regulated U.S. securities and commodities markets, and may reflect behavior that would be prohibited in regulated U.S. trading venues. In the U.S., federal and certain state authorities have exercised jurisdiction over specific uses of the Bitcoin Network and bitcoin, typically in the context of money service business regulation. Some foreign regulators and governments have exercised similar regulatory oversight; however, other jurisdictions have determined that regulatory action was premature or that the use of the Bitcoin Network should be prohibited or limited for reasons such as incompatibility with capital controls or financial system risks. Bitcoin market disruptions and resulting governmental interventions are unpredictable, and may make bitcoin illegal altogether. Future foreign regulations and directives may conflict with those in the U.S., and such regulatory actions may restrict or make bitcoin illegal in foreign jurisdictions. Future regulations and directives may impact the demand for bitcoin, and may also affect the ability of digital asset trading platforms to operate and for other market participants to enter into bitcoin transactions. Currently, there is either a fragmentation of regulatory efforts or a general lack of regulation in U.S. and foreign markets. As a result of fragmented regulatory efforts or lack of regulation, individuals or groups may engage in fraud of market manipulation. Further, the bitcoin market globally and in the United States is not subject to comparable regulatory guardrails as exist in regulated securities markets. Many bitcoin trading venues lack certain safeguards put in place by exchanges for more traditional assets to enhance the stability of trading on the exchanges and prevent “flash crashes,” such as limit-down circuit breakers. As a result, the prices of bitcoin on trading venues may be subject to larger and/or more frequent sudden declines than assets traded on more traditional exchanges. Tools to detect and deter fraudulent or manipulative trading activities such as market manipulation, front-running of trades, and wash-trading may not be available to or employed by digital asset platforms, or may not exist at all. Over the past several years, some digital asset platforms have been closed due to fraud and manipulative activity, business failure or security breaches. In many of these instances, the customers of such digital asset platforms were not compensated or made whole for the partial or complete losses of their account balances in such digital asset platforms. The closure or temporary shutdown of a digital asset platform used in calculating the value of the bitcoin could adversely affect the value of the Fund.

To the extent that future regulatory actions or policies limit or restrict bitcoin usage, bitcoin trading or the ability to convert bitcoin to fiat currencies, the demand for bitcoin may be reduced, which may adversely affect investment in the Fund’s shares. Regulation of bitcoin continues to evolve, the ultimate impact of which remains unclear and may adversely affect, among other things, the availability, value or performance of bitcoin and, thus, the instruments in which the Fund invests. Moreover, in addition to exposing the Fund to potential new costs and expenses, additional regulation or changes to existing regulation may also require changes to the Fund’s investment strategies. Although there continues to be uncertainty about the full impact of these and other regulatory changes, it is the case that the Fund may be subject to a more complex regulatory framework, and incur additional costs to comply with new requirements as well as to monitor for compliance with any new requirements going forward.

•   Sales of newly mined bitcoin may cause the price of bitcoin to decline, which could negatively affect an investment in the Fund.    Approximately 900 newly mined bitcoin are created each day. If the parties engaged in bitcoin mining choose not to hold the newly mined bitcoin, and, instead, make them available for sale, there can be downward pressure on the price of bitcoin. A bitcoin mining operation may be more likely to sell a higher percentage of its newly created bitcoin, and more rapidly so, if it is operating at a low profit margin, thus reducing the price of bitcoin. Lower bitcoin prices may result in further tightening of profit margins for miners and worsening profitability, thereby potentially causing even further selling pressure. Decreasing profit margins and increasing sales of newly mined bitcoin could result in a reduction in the price of bitcoin, which could adversely impact an investment in the Fund.

• Disruptions at digital asset trading platforms and potential consequences of a digital asset trading platform’s failure could adversely affect an investment in the Fund.    Digital asset trading platforms operate websites on which users can trade bitcoin for U.S. dollars, other government currencies or other digital assets. Trades on digital asset trading platforms are unrelated to transfers of bitcoin between users via the Bitcoin Network. Bitcoin trades on digital asset trading platforms are recorded on the digital asset trading platform’s internal ledger only, and each internal ledger entry for a trade will correspond to an entry for an offsetting trade in U.S. dollars, other government currency or other digital asset. Digital asset trading platforms have a limited history, and during this limited history, bitcoin prices on the digital asset markets generally, and on digital asset platforms individually, have been volatile and subject to influence by many factors, including operational interruptions. Unlike exchanges for more traditional assets, such as equity securities and futures contracts, bitcoin and digital asset trading venues are largely unregulated, may be operating out of compliance with regulation and are highly fragmented. As a result, individuals or groups may engage in fraud or market manipulation. Since 2009, several digital asset trading platforms have been closed or experienced disruptions due to fraud, failure, security breaches or distributed denial of service attacks a/k/a “DDoS Attacks.” A DDoS attack is a malicious attempt to disrupt the normal traffic of network by overwhelming the target or its infrastructure with a flood of internet traffic. In many of these instances, the customers of such exchanges were not compensated or made whole for the partial or complete losses of their funds held at the exchanges. In 2014, the largest digital asset trading platform at the time, Mt. Gox, filed for bankruptcy in Japan amid reports the exchange lost up to 850,000 bitcoin, then valued then at over $450 million. Digital asset trading platforms are also appealing targets for hackers and malware. In August 2016, Bitfinex, a digital asset trading platform located in Hong Kong, reported a security breach that resulted in the theft of approximately 120,000 bitcoin valued at the time at approximately $65 million, a loss which was socialized and allocated to all Bitfinex account holders, regardless of whether the account holder held bitcoin or cash in their account. In November 2022, FTX Trading Ltd. (“FTX”), a major digital asset trading platform, filed for bankruptcy following a halt in customer withdrawals. The potential for instability of digital asset trading platforms and the closure or temporary shutdown of exchanges due to fraud, business failure, hackers, DDoS or malware, or government-mandated regulation may reduce confidence in bitcoin, which may result in greater volatility in bitcoin.

• Demand for bitcoin is driven, in part, by its status as the most prominent and secure digital asset.    It is possible that a digital assets other than bitcoin (often referred to as “Altcoins”) could have features that make it more desirable to a material portion of the digital asset user base, resulting in a reduction in demand for bitcoin, which could have a negative impact on the price of bitcoin and adversely affect the instruments in which the Fund invests. The Bitcoin Network and bitcoin, as an asset, hold a “first-to-market” advantage over other digital assets. This first-to-market advantage is driven in large part by having the largest user base and, more importantly, the largest combined mining power in use to secure the Blockchain and transaction verification system. Having a large mining network results in greater user confidence regarding the security and long-term stability of a digital asset’s network and its blockchain; as a result, the advantage of more users and miners makes a digital asset more secure, which makes it more attractive to new users and miners, resulting in a network effect that strengthens the first-to-market advantage. Bitcoin also enjoys significantly greater acceptance and usage than other digital asset networks in the retail and commercial marketplace, due in large part to the relatively well-funded efforts of payment processing companies. However, it is possible that other blockchains will emerge that are similarly designed to serve as an alternative payment system, such as those focused on privacy through the use of zero-knowledge cryptography. These alternative blockchains have in the past and may in the future seek to compete with the Bitcoin Network by offering networks that improve the speed of transaction processing, address issues in the finality and variability of transaction fees in the Bitcoin Networks, and with lesser volatility in the digital asset’s price than bitcoin. In addition, it is also possible that other digital assets and trading systems could become more widely accepted and used than bitcoin. The market demand for these alternative blockchains may reduce the market demand for bitcoin which would adversely impact the price of bitcoin. Despite the marked first-mover advantage of the Bitcoin Network over other digital assets, it is possible that an Altcoin could become materially popular due to either a perceived or exposed shortcoming of the Bitcoin Network protocol that is not immediately addressed by the bitcoin developers or a perceived advantage of an altcoin that includes features not incorporated into bitcoin. For example, the development of digital self-executing contracts (also known as “smart contracts” or “DeFi”) on the Ethereum network has permitted the value of its native unit (ether) to rival bitcoin for periods of time. If an Altcoin obtains significant market share (either in market capitalization, mining power or use as a payment technology), this could reduce bitcoin’s market share and have a negative impact on the demand for, and price of, bitcoin. Finally, the continued adoption of bitcoin may require growth in its usage as a means of payment. The slowness of transaction processing and the variability of transaction fees are significant impediments to the widespread adoption of bitcoin. To address these issues, participants have created secondary networks that layer on top of the blockchain to facilitate small, low-cost transactions (e.g., Lightning Network). These secondary networks may be more vulnerable to fraud and malicious attacks and may experience greater price volatility. In addition, participants have been slow to adopt these secondary networks. If the adoption and use of bitcoin slows or contracts, bitcoin may become less liquid, and the price of bitcoin may experience greater volatility.

•   Miners may cease expanding processing power to create blocks and verify transactions if they are not adequately compensated.    Miners generate revenue from both newly created bitcoin (known as the “block reward”) and from fees taken upon verification of transactions. If the aggregate revenue from transaction fees and the block reward is below a miner’s cost, the miner may cease operations. An acute cessation of mining operations would reduce the collective processing power on the Blockchain, which would adversely affect the transaction verification process by temporarily decreasing the speed at which blocks are added to the Blockchain and make the Blockchain more vulnerable to a malicious actor obtaining control in excess of 50 percent of the processing power on the Blockchain. Reductions in processing power could result in material, though temporary, delays in transaction confirmation time. Any reduction in confidence in the transaction verification process or mining processing power may adversely impact the price of bitcoin. Furthermore, the block reward will decrease over time. In the summer of 2020, the block reward was reduced from 12.5 to 6.25 bitcoin, and it will further reduce to 3.125 bitcoin in 2024. As the block reward continues to decrease over time, the mining incentive structure will transition to a higher reliance on transaction verification fees in order to incentivize miners to continue to dedicate processing power to the Blockchain. If transaction verification fees become too high, the marketplace may be reluctant to use bitcoin. Decreased demand for bitcoin may adversely affect its price, which may adversely affect an investment in the Fund.

•   Bitcoin Network development contributors could propose amendments to the Bitcoin Network’s protocols and software that, if accepted and authorized by large groups of Bitcoin Network users, could adversely affect an investment in the Fund.    The Bitcoin Network is an open-source project meaning that any developer or computer scientist may review, propose changes to and develop software clients for the Bitcoin Network protocols. Although a small group of individuals referred to as the Core Developers previously exercised significant influence over the direction of Bitcoin Network development, no single party or group controls what refinements or improvements to the Bitcoin Network’s source code are proposed, approved or produced as upgrades or new software clients for Bitcoin Network users. A software update or new software client may alter the protocols and software that govern the Bitcoin Network and the properties of bitcoin, including the irreversibility of transactions and limitations on the mining of new bitcoin. When a modification is introduced and a substantial majority of users and miners consent to the modification, the change is implemented, and the Bitcoin Network remains uninterrupted. However, if less than a substantial majority of users and miners consent to the proposed modification, and the modification is not compatible with the software prior to its modification, the consequence would be what is known as a “fork” (i.e., “split”) of the Bitcoin Network (and the Blockchain), with one prong running the pre-modified software and the other running the modified software. The effect of such a fork would be the existence of two versions of the Bitcoin Network running in parallel, but with each version’s underlying asset and blockchain lacking interchangeability. Additionally, a fork could be introduced by an unintentional, unanticipated software flaw in the multiple versions of otherwise compatible software users run. Although several chain forks have been addressed by community-led efforts to merge the two chains, such a fork could adversely affect Bitcoin’s viability. It is possible, however, that a substantial number of Bitcoin users and miners could adopt an incompatible version of Bitcoin while resisting community-led efforts to merge the two chains. This would result in a permanent fork. On August 1, 2017, after 7 extended debates among developers as to how to improve the Bitcoin network’s transaction capacity, the Bitcoin network was forked by a group of developers and miners resulting in the creation of a new blockchain, which underlies the new digital asset “Bitcoin Cash” alongside the original Bitcoin Blockchain. Bitcoin and Bitcoin Cash now operate on separate, independent blockchains. Although the Bitcoin Network remained unchanged after the fork, it is unclear how such actions will affect the long-term viability of bitcoin and, accordingly, may adversely affect an investment in the Fund.

• The decentralized structure of Bitcoin Network software development may prevent the formation of a consensus on how to improve and modify the Bitcoin Network, which could prevent needed or desirable updates and thereby adversely impact an investment in the Fund.    The lack of a formal or informal centralized structure in the development of Bitcoin Network means that parties with potentially competing motives and incentives must generate a consensus on how best to improve key elements of the Bitcoin Network protocols, such as how best to increase the transaction capacity of the Bitcoin Network. If developer proposals to improve the Bitcoin Network’s protocols are incapable of obtaining an overwhelming consensus for adoption, a proposal may either be abandoned or indefinitely delayed pending the formation of consensus or the proposal may result in a fork. If a desirable or necessary improvement to the Bitcoin Network protocols is not implemented, it may have a negative impact on the functioning of the Bitcoin Network or the growth of user adoption. Any such delay may, therefore, have a negative impact on the secondary market price of bitcoin and the instruments providing exposure to the price of bitcoin in which the Fund invests.

•   The open-source structure of the Bitcoin Network protocol means that the contributors to the protocol are generally not directly compensated for their contributions in maintaining and developing the protocol.    A failure to properly monitor and upgrade the protocol could damage the Bitcoin Network and, therefore, an investment in the instruments providing exposure to the price of bitcoin in which the Fund invests. As the Bitcoin Network protocol is not sold and its use does not generate revenues for contributors, contributors are generally not compensated for maintaining and updating the Bitcoin Network protocol. Although some bitcoin industry participants have funded core developers, this type of financial incentive is not typical. The lack of guaranteed financial incentive for contributors to maintain or develop the Bitcoin Network and the lack of guaranteed resources to adequately address emerging issues with the Bitcoin Network may reduce incentives to address the issues adequately or in a timely manner. This may have a negative impact on the secondary market price of bitcoin and an investment in the Fund.

•   Intellectual property rights claims may adversely affect the operation of the Bitcoin Network.    Third parties may assert intellectual property claims relating to the holding and transfer of digital assets and their source code. Regardless of the merit of any intellectual property or other legal action, any threatened action that reduces confidence in the Bitcoin network’s long-term viability or the ability of end-users to hold and transfer bitcoin may adversely affect an investment in the Fund. Additionally, a meritorious intellectual property claim could prevent end-users from accessing the Bitcoin Network or holding or transferring their bitcoin. As a result, an intellectual property claim could adversely affect an investment in the instruments providing exposure to the price of bitcoin in which the Fund invests.

• A malicious actor may attack the Bitcoin Network in an effort to prevent its function, which may adversely impact an investment in the Fund.    A malicious actor may attack the Bitcoin Network in a number of ways, including a “50 Percent Attack” or a spam attack. If a malicious actor obtains a majority of the processing power (referred to herein as “aggregate hashrate”) dedicated to mining on the Bitcoin Network, it will be able to exert unilateral control over the addition of blocks to the Blockchain. As long as the malicious actor enjoys this majority it may be able to “double-spend” its own bitcoin (i.e., spend the same bitcoin in two or more conflicting transactions) as well as prevent the confirmation of other Bitcoin transactions. If such a scenario were to materialize, it could adversely affect an investment in the Fund. More simply, a malicious actor could attempt to flood the pool of unconfirmed transactions (known as the “mempool”) with tens of thousands of transactions in an effort to significantly slow the confirmation of legitimate transactions across the Bitcoin Network. Such a delay, if sustained for extended periods of time, could negatively impact the secondary market price of Bitcoin. These or any other form of attack on the Bitcoin Network could adversely affect an investment the instruments providing exposure to the price of bitcoin in which the Fund invests. Moreover, in the past, flaws in the source code for digital assets have been exposed and exploited, including flaws that disabled some functionality for users, exposed users’ personal information and/or resulted in the theft of users’ digital assets. The cryptography underlying bitcoin could prove to be flawed or ineffective, or developments in mathematics and/or technology, including advances in digital computing, algebraic geometry and quantum computing, could result in such cryptography becoming ineffective. In any of these circumstances, a malicious actor may be able to compromise the security of the Bitcoin Network, which would adversely affect the value of the Fund. Moreover, functionality of the Bitcoin Network may be negatively affected such that it is no longer attractive to users, thereby dampening demand for bitcoin. Even if another digital asset other than bitcoin were affected by similar circumstances, any reduction in confidence in the source code or cryptography underlying digital assets generally could negatively affect the demand for digital assets and therefore adversely affect the value of the Fund.

•   In the event of widespread disruption to the Internet, the market for bitcoins may become dangerously illiquid. The Bitcoin Network’s functionality relies on the Internet.    A significant disruption of Internet connectivity affecting large numbers of users or geographic areas could impede the functionality of the Bitcoin Network and adversely affect the instruments providing exposure to the price of bitcoin in which the Fund invests. In addition, certain features of the Bitcoin Network, such as decentralization, open source protocol, and reliance on peer-to-peer connectivity, may increase the risk of fraud or cyber-attack by potentially reducing the likelihood of a coordinated response.

Bitcoin ETPs Risk.    The Fund obtains its exposure to the Bitcoin Price indirectly through investments in FLEX Options that reference the Bitcoin Reference Asset, which are one or more Bitcoin ETPs or the Bitcoin ETP Index, which is comprised of Bitcoin ETPs. Bitcoin ETPs are exchange-traded investment products not registered under the 1940 Act that seek to match the daily changes in the price of bitcoin, before the payment of its fees and expenses, and trade intra-day on a national securities exchange. Shares of Bitcoin ETPs are not traded at NAV, but may trade at prices above or below the value of their underlying portfolios. The level of risk involved in the purchase or sale FLEX Options that reference Bitcoin ETPs is similar to the risk involved in the purchase or sale of an exchange-traded fund, and generally reflect the risks of owning the underlying bitcoin and cash that the Bitcoin ETPs hold.

Bitcoin ETPs generally determine the price of bitcoin by reference to a benchmark rate or index.  Since the Fund uses Bitcoin ETPs to get its exposure to the price of bitcoin, the risk exists that the Bitcoin Price will not track the global price of bitcoin, or the price of bitcoin on any one digital asset trading platform.  In the event the Bitcoin Price deviates from the global price of bitcoin, the Fund’s sought-after Outcomes will likely deviate from the returns of the price of bitcoin.

Bitcoin ETP Index Risk.    To the extent obtains exposure to the Bitcoin Price by using the Bitcoin ETP Index as its Bitcoin Reference Asset, the Fund may be subject to additional risks associated with the calculation of the Bitcoin ETP Index. Specifically, there is no assurance that the index provider of the Bitcoin ETP Index will compile the Bitcoin ETP Index accurately, or that the Bitcoin Index ETP will be determined, composed or calculated accurately. There is no guarantee that the Bitcoin ETP Index will operate in line with its methodology and the returns of the Bitcoin ETP Index may not accurately reflect the returns of bitcoin.

Defined Outcome Strategy Risk.    The Fund, in employing a “defined outcome strategy” is subject to certain unique risks, which are detailed below.

Floor Risk.    There can be no guarantee that the Fund will be successful in its strategy to provide a maximum loss experienced by the Bitcoin Price of 20% over the duration of the Outcome Period. The Fund does not provide principal protection or non-principal protection, and an investor may experience significant losses on its investment, including the loss of its entire investment. The Fund’s strategy seeks to participate in a percentage of gains of the Bitcoin Price over the duration of the Outcome Period, while providing a maximum loss of experienced by the Bitcoin Price of 20% over successive three-month periods, if Shares are bought on the first day of the Outcome Period and held until its conclusion. The Floor is inclusive of interest income received by the Fund’s U.S. Treasuries, which is distributed to shareholders periodically. To the extent such interest income is not received by the Fund or the US. Treasuries decrease in value, shareholders will receive less than the sought-after protection provided by the Floor.

Participation Rate Risk.    The Fund’s strategy seeks to provide returns that are subject to the Participation Rate. In the event that the Bitcoin Price experiences gains, the Fund will not participate in any such gains beyond the Participation Rate. The Fund’s strategy seeks to deliver the Outcomes if Shares are held at the time at which the Fund enters into the FLEX Options and held until those FLEX Options expire at the end of the Outcome Period. In the event an investor purchases Shares after the FLEX Options were entered into or sells Shares prior to the expiration of the FLEX Options, there may be little or no ability for that investor to experience an investment gain on their Shares. In addition, because the Fund is designed to achieve Outcomes that change for each three-month Outcome Period, the Outcomes that are achieved by the Fund for a three-month Outcome Period will be different than the Outcomes achieved by the Fund over multiple Outcome Periods, or on an annualized basis. Similarly, investors holding Shares over multiple Outcome Periods will experience different investment results than holding a fund that has a longer Outcome Period (e.g., one year).

Outcome Period Risk.    The Fund’s investment strategy is designed to deliver the Outcomes if Shares are held for the entirety of the Outcome Period. In the event an investor purchases Shares after the FLEX Options were entered into or sells Shares prior to the expiration of the FLEX Options, the returns realized by the investor will not match those that the Fund seeks to provide. In addition, because the Fund is designed to achieve Outcomes that change for each three-month Outcome Period, the Outcomes that are achieved by the Fund for a three-month Outcome Period will be different than the Outcomes achieved by the Fund over multiple Outcome Periods, or on an annualized basis. Similarly, investors holding Shares over multiple Outcome Periods will experience different investment results than holding a fund that has a longer Outcome Period (e.g., one year) and any losses for such holders could exceed the performance for a fund with a longer Outcome Period.

Upside Participation Risk.    There can be no guarantee that the Fund will be successful in its strategy to provide shareholders with a total return that participates in a percentage of the positive returns of the Bitcoin Price over the Outcome Period. Additionally, the Fund will not participate in any returns that exceed the Participation Rate over the Outcome Period, which will cause the Fund to underperform the Bitcoin Price. In the event an investor purchases Shares after the FLEX Options were entered into or does not stay invested in the Fund for the entirety of the Outcome Period, the returns realized by such investor may not match those that the Fund seeks to achieve. The Participation Rate is dependent upon market conditions at the commencement of the Outcome Period. In certain market conditions, the Participation Rate may be lower and cause the Fund to forgo additional returns of the Bitcoin Price over the course of an Outcome Period. Further, because the value of the Fund’s FLEX Options does not increase or decrease at the same rate as the Bitcoin Price on a day-to-day basis (although they generally move in the same direction), the Fund may underperform the increases in the Bitcoin Price (as limited by the Participation Rate) until the end of the Outcome Period.

Participation Rate Change Risk.    A new Participation Rate is established at the beginning of each Outcome Period and is dependent on prevailing market conditions at the time the Participation Rate is established. As such, the Participation Rate may rise or fall from one Outcome Period to the next and is unlikely to remain the same for consecutive Outcome Periods. Investors should monitor the changes in the Participation Rate for each Outcome Period, information for which will be made available pursuant to the procedure outlined in the Fund’s prospectus.

Derivatives Risk.    To employ the Fund’s defined outcome strategy, the Fund utilizes derivative instruments, specifically, FLEX Options. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include: (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities. Derivative contracts ordinarily have leverage inherent in their terms, which can magnify potential for gain or loss and, therefore, amplify the effects of market volatility on share price. In addition to the foregoing, the Fund is subject to the following risks associated with its use of derivative instruments:

FLEX Options Risk.    The Fund will utilize FLEX Options, which are customizable, exchange-traded option contracts that are issued and guaranteed for settlement by the OCC. The Fund bears the risk that the OCC will be unable or unwilling to perform its obligations under the FLEX Options contracts. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, the Fund could suffer significant losses. Additionally, FLEX Options may be less liquid than certain other securities, such as standardized options. In less liquid markets for the FLEX Options, the Fund may have difficulty closing out certain FLEX Options positions at desired times and prices. In connection with the creation and redemption of Shares, to the extent market participants are not willing or able to enter into FLEX Option transactions with the Fund at prices that reflect the market price of the Shares, the Fund’s NAV and, in turn the share price of the Fund, could be negatively impacted.

The Fund may experience substantial downside from specific FLEX Option positions and certain FLEX Option positions may expire worthless. The FLEX Options held by the Fund are European style FLEX Options, which are exercisable at the strike price only on the expiration date. As a FLEX Option approaches its expiration date, its value typically increasingly moves with the value of the Bitcoin ETPs. However, prior to such date, the value of the FLEX Options does not increase or decrease at the same rate as the Bitcoin ETPs’ share price on a day-to-day basis (although they generally move in the same direction). The value of the FLEX Options held by the Fund will be determined based on market quotations or other recognized pricing methods. The value of the underlying FLEX Options will be affected by, among others, changes in the Bitcoin Price, changes in interest rates, changes in the actual and implied volatility of the Bitcoin ETPs and the remaining time to until the FLEX Options expire.

Option Contracts Risk.    The use of option contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of option contracts are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, changes in interest or currency exchange rates, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. There may at times be an imperfect correlation between the movement in values option contracts and the reference asset, and there may at times not be a liquid secondary market for certain option contracts. Option contracts may also involve the use of leverage, which could result in greater price volatility. The Fund has taken the necessary steps to comply with the requirements of Rule 18f-4 in its usage of FLEX Options, including option contracts. The Fund has adopted and implements a derivatives risk management program that contains policies and procedures reasonably designed to manage the Fund’s derivatives risks, has appointed a derivatives risk manager who is responsible for administrating the derivatives risk management program, complies with outer limitations on risks relating to its derivatives transactions and carries out enhanced reporting to the Board, the SEC and the public regarding its derivatives activities. To the extent the Fund is noncompliant with Rule 18f-4, the Fund may be required to adjust its investment portfolio which may, in turn, negatively impact the Fund’s ability to deliver the sought-after Outcomes.

Clearing Member Default Risk.    Transactions in some types of derivatives, including the FLEX Options, are required to be centrally cleared (“cleared derivatives”). In a transaction involving cleared derivatives, the Fund’s counterparty is a clearing house, such as the OCC, rather than a bank or broker. Since the Fund is not a member of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Fund will make payments (including margin payments) to, and receive payments from, a clearing house through their accounts at clearing members. Customer funds held at a clearing organization in connection with any option contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. As a result, assets deposited by the Fund with any clearing member as margin for its FLEX Options may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing member. In addition, although clearing members guarantee performance of their clients’ obligations to the clearing house, there is a risk that the assets of the Fund might not be fully protected in the event of the clearing member’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing emmber’s customers for the relevant account class. The Fund is also subject to the risk that a limited number of clearing members are willing to transact on the Fund’s behalf, which heightens the risks associated with a clearing member’s default. If a clearing member defaults the Fund could lose some or all of the benefits of a transaction entered into by the Fund with the clearing member. The loss of a clearing member for the Fund to transact with could result in increased transaction costs and other operational issues that could impede the Fund’s ability to implement its investment strategy. If the Fund cannot find a clearing member to transact with on the Fund’s behalf, the Fund may be unable to effectively implement its investment strategy.

Counterparty Risk.    Counterparty risk is the risk an issuer, guarantor or counterparty of a security in the Fund is unable or unwilling to meet its obligation on the security. Counterparty risk may arise because of the counterparty’s financial condition, market activities, or for other reasons. The Fund may be unable to recover its investment from the counterparty or may obtain a limited and/or delayed recovery. The OCC acts as guarantor and central counterparty with respect to the FLEX Options. As a result, the ability of the Fund to meet its objective depends on the OCC being able to meet its obligations. In the event an OCC clearing member that is a counterparty of the Fund were to become insolvent, the Fund may have some or all of its FLEX Options closed without its consent or may experience delays or other difficulties in attempting to close or exercise its affected FLEX Options positions, both of which would impair the Fund’s ability to deliver on its investment strategy. The OCC’s rules and procedures are designed to facilitate the prompt settlement of options transactions and exercises, including for clearing member insolvencies. However, there is the risk that the OCC and its backup system will fail if clearing member insolvencies are substantial or widespread. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, the Fund could suffer significant losses.

Position Limits Risk.    The options exchanges have established limits on the maximum number of puts and calls covering the same underlying security that may be held or written by a single investor or group of investors acting in concert or under common control (regardless of whether the options are purchased or written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). These are referred to as “position limits.” The position limit applicable to a particular option class is determined by the options exchange based on the number of shares outstanding and trading volume of the security underlying the option. The rules of the options markets generally limit the maximum number of options on the same side of the market (i.e., calls held plus puts written, or puts held plus calls written) with respect to a single underlying interest that may be carried in the accounts of a single investor or group of investors acting in concert. An options market may require that positions in certain FLEX Options be aggregated with positions in certain other options for purposes of calculating position limits.

The clearing members that clear the Fund’s listed option positions are required to monitor and report the Fund’s positions to the options exchanges and may be required to liquidate positions in excess of these limits. Failure to comply with position limits may result in the imposition of fines and other sanctions by the options exchanges.

To the extent the Fund needs to modify its holdings in FLEX Options, such modification may adversely affect the profitability of the Fund and prevent the Fund from achieving its investment objective. A violation of position limits could also lead to regulatory action materially adverse to a Fund’s investment strategy.

Correlation Risk.    The FLEX Options held by the Fund will be exercisable at the strike price only on their expiration date. As a FLEX Option approaches its expiration date, its value typically will increasingly move with the value of the Bitcoin Price. However, prior to the expiration date, the value of the FLEX Options may vary prior to the expiration date because of related factors other than the value of the Bitcoin Price. The value of the FLEX Options will be determined based upon market quotations or using other recognized pricing methods. Factors that may influence the value of the FLEX Options include interest rate changes and implied volatility levels of the Bitcoin Price, among others. The value of the FLEX Options held by the Fund typically do not increase or decrease at the same level as the Bitcoin Price on a day-to-day basis due to these factors (although they generally move in the same direction).

Liquidity Risk.    The market for the Fund’s FLEX Options may become less liquid as a result of adverse market or economic conditions or other unrelated reasons. In the event that trading in FLEX Options is limited or absent, the value of the Fund’s FLEX Options may decrease. There is no guarantee that a liquid secondary trading market will exist for the FLEX Options. The trading in FLEX Options may be less deep and liquid than the market for certain other securities, including certain non-customized option contracts. In a less liquid market for the FLEX Options, terminating the FLEX Options may require the payment of a premium or acceptance of a discounted price and may take longer to complete. Additionally, the liquidation of a large number of FLEX Options may more significantly impact the price in a less liquid market. Further, the Fund requires a sufficient number of participants to facilitate the purchase and sale of options on an exchange to provide liquidity to the Fund for its FLEX Options positions. A less liquid trading market may adversely impact the value of the FLEX Options and the value of your investment.

Concentration Risk.    Through its usage of FLEX Options, the Fund may invest more than 25% of its total assets in investments that provide exposure to the Bitcoin Price. To the extent the Fund has significant exposure in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if the Fund were more broadly diversified. A significant exposure makes the Fund more susceptible to any single occurrence and may subject the Fund to greater market risk than a fund that is more broadly diversified.

Cyber Security Risk.    As the use of Internet technology has become more prevalent in the course of business, the investment industry has become more susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, or custodian can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers. The Fund may incur substantial costs in order to resolve or prevent cyber security incidents in the future.

Investment Objective Risk.    Certain circumstances under which the Fund might not achieve its objective include, but are not limited, to (i) if the Fund disposes of FLEX Options, (ii) if the Fund is unable to maintain the proportional relationship based on the number of FLEX Options in the Fund’s portfolio, (iii) a significant accrual of Fund expenses in connection with effecting the Fund’s principal investment strategy or (iv) adverse tax law changes or interpretations affecting the treatment of FLEX Options.

Management Risk.    The Fund is subject to management risk because it is an actively managed portfolio. The Sub-Adviser applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that the Fund will meet its investment objective, produce the Outcomes or perform as well as similarly situated funds.

Market Risk.    The Fund faces market trading risks, including the potential lack of an active market for Shares due to a limited number of market makers. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. Assets may decline in value due to factors affecting financial markets generally or particular asset classes or industries represented in the markets. The value of FLEX Options or other assets may also decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or due to factors that affect a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates will not have the same impact on all types of securities. Securities, including the Shares, are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments. The value of Shares may also decline as a result of market conditions. Factors such as inflation, changes in interest rates, changes in regulatory requirements, bank failures, political climate deterioration or developments, armed conflicts, natural disasters or future health crises, may negatively impact market conditions, and cause a decrease in the value of Shares. Other unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy. These events, and any other future events, may adversely affect the prices and liquidity of the Fund’s portfolio investments and could result in disruptions in the trading markets. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a Fund and its investments.  Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Such events could result in disruptions to trading markets and could also adversely affect the prices and liquidity of a Fund’s holdings.  Any of such circumstances could result in increased market volatility and/or have a materially negative impact on the value of Shares or the liquidity of an investment.  During any such events, Shares may trade at greater premiums or discounts to their NAV and the bid/ask spread on Shares may widen.  The future potential economic impact of any such future events is impossible to predict and could result in adverse market conditions that impact the performance of the Fund.

New Fund Risk.    The Fund is new and currently has fewer assets than larger funds, and like other new funds, large inflows and outflows may impact the Fund’s market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period affected. Additionally, because the Fund has fewer assets than larger funds over which to spread its fixed costs, its expense levels on a percentage basis will be higher than that of a larger fund.

Non-Diversification Risk.    The Fund is classified as a “non-diversified company” under the 1940 Act. As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Code. The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

Risks Associated with ETFs.    The Fund is an ETF, and therefore, as a result of an ETF’s structure, is subject to the following risks:

Authorized Participant Concentration Risk.    Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as authorized participants on an agency basis (i.e., on behalf of other market participants). Authorized Participants are not obligated to make a market in Shares or submit orders for the issuance or redemption of Creation Units. To the extent that authorized participants exit the business or are unable to proceed with orders for the issuance or redemption of Creation Units and no other authorized participant is able to step forward to fulfill the order, Shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts and/or delisting, and the bid/ask spread (the difference between the price that someone is willing to pay for Shares at a specific point in time versus the price at which someone is willing to sell) on Shares may widen.

Cash Transactions Risk.    The Fund may effectuate all or a portion of the issuance and redemption of Creation Units for cash, rather than in-kind securities. As a result, an investment in the Fund may be less tax-efficient than an investment in an exchange-traded fund that effectuates its Creation Units only on an in-kind basis. Exchange-traded funds are able to make in-kind redemptions to avoid being taxed on gains on the distributed portfolio securities at the fund level. A fund that effects redemptions for cash may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. Any recognized gain on these sales by the fund will generally cause such fund to recognize a gain it might not otherwise have recognized, or to recognize such gain sooner than would otherwise be required if it were to distribute the portfolio securities only in-kind. The Fund intends to distribute gains that arise by virtue of the issuance and redemption of Creation Units being effectuated in cash to shareholders to avoid being taxed on this gain at the fund level and otherwise comply with special tax rules that apply to it. This may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than if they had made an investment in another exchange-traded fund. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if the Fund sold and redeemed its shares principally in-kind, will be passed on to those purchasing and redeeming Creation Units in the form of creation and redemption transaction fees. In addition, these factors may result in wider spreads between the bid and the offered prices of Shares than for exchange-traded funds that distribute portfolio securities in-kind. The Fund’s use of cash for creations and redemptions could also result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective.

Market Maker Risk.    If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Shares are trading on the Exchange, which could result in a decrease in the market price of the Shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Shares trading at a discount to NAV and in greater than normal intra-day bid-ask spreads for Shares.

Operational Risk.    The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error in the calculation of the Participation Rate and/or Floor, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Additionally, cyber security failures or breaches of the electronic systems of the Fund and/or its service providers may disrupt or negatively impact the operation of the Fund which may result in financial losses to the Fund and its shareholders. The Fund and its Adviser and Sub-Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Premium/Discount Risk.    Shares trade on the Exchange at market prices rather than their NAV. The Fund’s NAV represents the value of the Fund’s investments and is calculated by taking the sum of the Fund’s assets less the Fund’s liabilities, if any.  The NAV per Share is the value of a Share’s portion of all of the Fund’s net assets. The market price of Shares generally corresponds to movements in the Fund’s NAV as well as the relative supply and demand for Shares on the Exchange. The market price may be at, above (a premium) or below (a discount) the Fund’s NAV, which means that investors could receive less or pay more than the Fund’s NAV per Share when selling or purchasing Shares on the Exchange.. Differences in market prices of Shares and the NAV per Share may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings trading individually or in the aggregate at any point in time. These differences can be especially pronounced during times of market volatility or stress. During these periods, the demand for Shares may decrease considerably and cause the market price of Shares to deviate, and in some cases deviate significantly, from the Fund’s NAV. Additionally, decisions by market makers and/or authorized participants or reduced effectiveness of the arbitrage process in maintaining the relationship of the Fund’s NAV to the market price of its Shares could result in the Shares trading at a premium, or discount to NAV and the bid/ask spread on Shares may widen.

Trading Issues Risk.    Although Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for Shares will develop or be maintained. Shares trade on the Exchange at market prices that may be below, at or above the Fund’s NAV. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. Market makers are under no obligation to make a market in the Shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

Subsidiary Investment Risk.    The Fund may invest a portion of its assets in the Subsidiary, as determined necessary or advisable by the Fund. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary are organized, respectively, could result in the inability of the Fund to operate as intended and could negatively affect the Fund and its shareholders. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. However, as the Subsidiary is wholly-owned by the Fund, and the investors of the Fund will have the investor protections of the 1940 Act, the Fund as a whole—including the Subsidiary—will provide investors with 1940 protections.

Tax Risk.    The Fund intends to elect and to qualify each year to be treated as a RIC under Subchapter M of the Code. In order to be treated as a RIC, the Fund must meet certain income, diversification and distribution tests. If, in any year, the Fund fails to qualify as a RIC under the applicable tax laws, the Fund would be taxed as an ordinary corporation. The federal income tax treatment of certain aspects of the proposed operations of the Fund are not entirely clear, which could impact the Fund’s ability to qualify as a RIC. This includes the tax aspects of the Fund’s options strategy, its hedging strategy, the possible application of the “straddle” rules, and various loss limitation provisions of the Code. The Fund’s investments in offsetting positions with respect to the Bitcoin ETPs may affect the character of gains or losses realized by the Fund under the Code’s “straddle” rules and may increase any short-term capital gains realized by the Fund, which is taxed as ordinary income when distributed to U.S. shareholders in a non-liquidating distribution.

To the extent the options held by the Fund are deemed to qualify as “Section 1256 contracts” under Section 1256 of the Code, gains and losses on such options will generally be treated as 60% long-term capital gains and 40% short-term capital gains, regardless of how long the Fund has held such options. Section 1256 contracts held by the Fund at the end of a taxable year are “marked to market” for income tax purposes, meaning that unrealized gains or losses are treated as though they were realized (and treated on the 60/40 basis described above). The Fund’s use of options categorized as Section 1256 contracts will increase the likelihood that the Fund will recognize short-term and long-term capital gains as such options do not benefit from the tax efficiencies generated by an ETF’s in-kind creation and redemption mechanism. That notwithstanding, certain options held by the Fund may not qualify as Section 1256 contracts, and disposition of such options will likely result in short-term or long-term capital gains or losses depending on the holding period. The Fund will be required to distribute substantially all of its net short term capital gain and will either distribute its net long term capital gain or notify the shareholders that the Fund is electing to pay tax on its long-term capital gains but that the shareholders will be required to include the long-term capital gains in income.

To comply with the asset diversification test applicable to a RIC, the Fund will limit its investments in the Subsidiary to 25% of the Fund’s total assets at the end of each tax quarter. The investment strategy of the Fund will cause the Fund to hold substantially more than 25% of the Fund’s total assets in investments in the Subsidiary the majority of the time. The Fund intends to manage the exposure to the Subsidiary so that the Fund’s investments in the Subsidiary do not exceed 25% of the total assets at the end of any tax quarter. If the Fund’s investments in the Subsidiary were to exceed 25% of the Fund’s total assets at the end of a tax quarter, the Fund, generally, has a grace period to cure such lack of compliance. If the Fund fails to timely cure, it may no longer be eligible to be treated as a RIC.

The Fund’s investments in FLEX Options that provide exposure to the Bitcoin Reference Asset may produce non-qualifying income for purposes of qualifying as a RIC, and accordingly, as determined necessary or advisable by the Fund, the Fund may make its investments in such instruments through the Subsidiary. The Fund intends to treat any income it may receive from the Subsidiary as “qualifying income” under the provisions of the Code applicable to RICs. The Internal Revenue Service (the “IRS”) has issued numerous Private Letter Rulings (“PLRs”) provided to third parties not associated with the Fund or its affiliates (which only those parties may rely on as precedent) concluding that similar arrangements resulted in qualifying income. Many of such PLRs have now been revoked by the IRS. In March of 2019, the Internal Revenue Service published Regulations that concluded that income from a corporation similar to the Subsidiary would be qualifying income, if the income is related to the Fund’s business of investing in stocks or securities. Although the Regulations do not require distributions from the Subsidiary, the Fund intends to cause the Subsidiary to make distributions that would allow the Fund to make timely distributions to its shareholders. The Fund generally will be required to include in its own taxable income the income of the Subsidiary for a tax year, regardless of whether the Fund receives a distribution of the Subsidiary’s income in that tax year, and this income would nevertheless be subject to the distribution requirement for qualification as a regulated investment company and would be taken into account for purposes of the 4% excise tax.

U.S. Treasury Security Risk.    A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity, but the market prices for such securities are not guaranteed and will fluctuate. Because U.S. Treasury Securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities. U.S. Treasury securities may differ from other securities in their interest rates, maturities, times of issuance and other characteristics, and may provide relatively lower returns than those of other securities. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund’s U.S. Treasury securities to decline. U.S. Treasury securities are subject to interest rate risk, but generally do not involve the credit risks associated with investments in other types of debt securities. As a result, the yields available from U.S. government securities are generally lower than the yields available from other debt securities. U.S. Treasury securities are guaranteed only as to the timely payment of interest and payment of principal when held to maturity.

Interest Rate Risk.    Interest rate risk is the risk that the value of the debt securities in the Fund’s portfolio will decline because of rising market interest rates. Interest rate risk is generally lower for shorter term debt securities and higher for longer-term debt securities. Duration is a reasonably accurate measure of a debt security’s price sensitivity to changes in interest rates and a common measure of interest rate risk. Duration measures a debt security’s expected life on a present value basis, taking into account the debt security’s yield, interest payments and final maturity. In general, duration represents the expected percentage change in the value of a security for an immediate 1% change in interest rates. For example, the price of a debt security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Therefore, prices of debt securities with shorter durations tend to be less sensitive to interest rate changes than debt securities with longer durations. As the value of a debt security changes over time, so will its duration.

Valuation Risk.    During periods of reduced market liquidity or in the absence of readily available market quotations for the holdings of the Fund, the valuation of the Fund’s FLEX Options will become more difficult. In market environments where there is reduced availability of reliable objective pricing data, the judgment of the Fund’s investment adviser in determining the fair value of the security may play a greater role. While such determinations may be made in good faith, it may nevertheless be more difficult for the Fund to accurately assign a daily value. The Fund’s Valuation Procedures adopted Innovator as Valuation Designee (as reviewed, approved, and subject to the oversight of the Board) complies with Rule 2a-5 under the 1940 Act.  Pursuant to Rule 2a-5, the Board oversees the implementation of the Valuation Procedures.  While the Fund’s program is designed to contemplate the specific risks of the Fund, there is no guarantee the program will adequately do so each time, and value may not be properly selected for the Fund.

Management of the Fund

The Fund is a series of Innovator ETFs® Trust, an investment company registered under the 1940 Act. The Fund is treated as a separate fund with its own investment objectives and policies. The Trust is organized as a Delaware statutory trust. The Board is responsible for the overall management and direction of the Trust. The Board elects the Trust’s officers and approves all significant agreements, including those with the Adviser, Sub-Adviser, custodian and fund administrative and accounting agent.

Investment Adviser

Innovator Capital Management, LLC, 200 W. Front Street, Wheaton, Illinois 60187, serves as the Fund’s investment adviser. In its capacity as Adviser, Innovator has overall responsibility for selecting and monitoring the Fund’s investments and managing the Fund’s business affairs. Innovator serves as investment adviser to 167 exchange-traded funds, each of which is organized as a separate series of the Trust, a registered management investment company.

Investment Sub-Adviser

Milliman Financial Risk Management LLC, 71 South Wacker Drive, 31st Floor, Chicago, Illinois 60606, serves as the Fund’s investment sub-adviser. Milliman has responsibility for managing the Fund’s investment program in pursuit of its investment objective.

Portfolio Managers

Robert T. Cummings serves as the Fund’s portfolio manager.

•   Robert T. Cummings — Principal, Senior Director and Head of Portfolio Management at Milliman.    Mr. Cummings has served in this role since 2007. Mr. Cummings has more than 13 years of experience as a trader with a primary focus on options. Prior to joining Milliman, he was involved in various proprietary trading strategies and was a portfolio manager of associated derivatives funds. These strategies included volatility arbitrage, global macro, and high-frequency trading. Entities at which Mr. Cummings has previously worked include Citadel Investment Group, TradeNet (as a primary market maker on the Chicago Board Options Exchange), KCM Group and Spyglass Capital Management.

•   Jeff Greco — Senior Director – Head of Strategy Research at Milliman.    Mr. Greco has held this role since 2012, wherein he implements managed risk strategies on market portfolios and researches hedging methodologies, volatility and return distributions. Mr. Greco has 30 years of quantitative finance experience, previously working at Citadel LLC, Deutsche Bank and Bank of America. Mr. Greco has also been an adjunct professor for more than 20 years, currently for Carnegie Mellon University’s Master of Science in Computational Finance (MSCF) Program and previously for the University of Chicago’s Financial Mathematics graduate program. Mr. Greco holds a GARP Certified Financial Risk Manager (FRM) designation.

•   Rebekah Lipp — ETF Portfolio Manager at Milliman.    Ms. Lipp has held this role since 2021 and has more than 13 years of experience in exchange traded funds. Prior to joining Milliman, Rebekah managed passive index-based ETFs at Invesco as a portfolio management analyst executing the daily and quarterly requirements for the funds. Rebekah’s current primary focus is managing Defined Outcome ETFs, where she acts as both portfolio manager and trader.

• Maria Schiopu — Principal and Managing Director – Fund Services at Milliman.    Ms. Schiopu has held this role since 2013 and oversees the Fund Services business line at Milliman. Ms. Schiopu has extensive experience in portfolio management and investment strategies, including a deep expertise in quantitative derivatives overlays. Previously, Ms. Schiopu led model validation, systems design and ETF research efforts at Milliman. Ms. Schiopu is a CFA Charterholder (CFA), an Associate of the Society of Actuaries (ASA), and a Member of the American Academy of Actuaries (MAAA).

For additional information concerning Innovator and Milliman, including a description of the services provided to the Fund, please see the Fund’s SAI. Additional information regarding the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of Shares may also be found in the SAI.

Management Fee

Pursuant to an investment advisory agreement between Innovator and the Trust, on behalf of the Fund (the “Investment Management Agreement”), the Fund has agreed to pay an annual unitary management fee to Innovator in an amount equal to 0.79% of its average daily net assets. This unitary management fee is designed to pay the Fund’s expenses and to compensate Innovator for the services it provides to the Fund. Out of the unitary management fee, Innovator pays substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other service and license fees. However, Innovator is not responsible for distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, taxes, interest, and extraordinary expenses.

Pursuant to an investment sub-advisory agreement between Innovator, Milliman and the Trust, on behalf of the Fund (the “Investment Sub-Advisory Agreement”), Innovator has agreed to pay an annual sub-advisory fee to Milliman in an amount based on the Fund’s average daily net assets. Innovator is responsible for paying the entirety of Milliman’s sub-advisory fee. The Fund does not directly pay Milliman.

A discussion regarding the basis for the Board’s approval of the Investment Management Agreement and Investment Sub-Advisory Agreement on behalf of the Fund will be available in the Fund’s Form N-CSRS for the fiscal period ended April 30, 2025.

Manager of Managers Structure.    The Fund and Innovator have received an exemptive order from the SEC to operate under a manager of managers structure that permits Innovator, with the approval of the Board, to appoint and replace sub-advisers, enter into sub-advisory agreements, and materially amend and terminate sub-advisory agreements on behalf of the Fund without shareholder approval (“Manager of Managers Structure”). Under the Manager of Managers Structure, Innovator has ultimate responsibility, subject to oversight by the Board, for overseeing the Fund’s sub-advisers and recommending to the Board their hiring, termination, or replacement. The SEC order does not apply to any sub-adviser that is affiliated with the Fund or Innovator.

The Manager of Managers Structure enables the Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to any sub-adviser or the sub-advisory agreement. The Manager of Managers

Structure does not permit an increase in the advisory fees payable by the Fund without shareholder approval. Shareholders will be notified of any changes made to any sub-adviser or a sub-advisory agreement within 90 days of the change.

Additional Information Relating to the Declaration of Trust

The Trust’s Agreement and Declaration of Trust (the “Declaration of Trust”) provides that by virtue of becoming a shareholder of the Trust, each shareholder is bound by the provisions of the Declaration of Trust. Subject to the provisions of the Declaration of Trust, the Board may, subject to the requisite vote, engage in and prosecute, defend, compromise, abandon, or adjust, by arbitration, or otherwise, any actions, suits, proceedings, disputes, claims, and demands relating to the Trust. The Board may, in the exercise of their or its good faith business judgment, dismiss any action, suit, proceeding, dispute, claim or demand, derivative or otherwise, brought by a shareholder in its own name or in the name of the Trust. The Declaration of Trust further provides a detailed process for the bringing of derivative actions by shareholders. Prior to bringing a derivative action, a written demand by the complaining shareholder must first be made on the Board to bring the subject action unless an effort to cause the Board to bring such action is excused. A demand on the Board shall only be excused if a majority of the Board a material personal financial interest in the subject action.

There may be questions regarding the enforceability of these provisions based on certain interpretations of the Securities Act of 1933 Act, as amended, the Securities Exchange Act of 1934, as amended and the 1940 Act. However, the Declaration of Trust provides if any provision shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to that provision in such jurisdiction and shall not in any manner affect such provision in any other jurisdiction or any other provision of the Declaration of Trust. The provisions of the Declaration of Trust are not intended to restrict any shareholder rights under the federal securities laws and do not mandate the adjudication of federal securities laws claims through arbitration.

How to Buy and Sell Shares

The Fund will issue or redeem its Shares at NAV per Share only in Creation Units. Most Fund shareholders will buy and sell Shares in secondary market transactions through brokers. Shares will be listed for trading on the secondary market on the Exchange. Shares can be bought and sold throughout the trading day like other publicly traded shares. Share prices are reported in dollars and cents per Share. There is no minimum investment. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. Because Shares trade at market price rather than NAV, a Fund shareholder may pay more than NAV when purchasing Shares and receive less than NAV when selling Shares.

Authorized participants may acquire Shares directly from the Fund, and authorized participants may tender their Shares for redemption directly to the Fund, at NAV per Share only in Creation Units, and in accordance with the procedures described in the SAI.

Book Entry

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares and is recognized as the owner of all Shares for all purposes.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” form.

Share Trading Prices

The trading prices of Shares on the Exchange is based on market price and may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares.

Frequent Purchases and Redemptions of Shares

The Fund does not impose restrictions on the frequency of purchases and redemptions (“market timing”), and has adopted no policies and procedures with respect to market timing activities. In making this determination, the Board considered the risks associated with market timing activities by the Fund’s shareholders, including, dilution, disruption of portfolio management, increases in the Fund’s trading costs and the potential for the realization of capital gains.

Shares may be purchased and redeemed directly from the Fund only when aggregated into one or more Creation Units by authorized participants that have entered into agreements with the Fund’s distributor. The vast majority of trading in Shares occurs on the secondary market and does not involve the Fund directly. Cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent purchases and/or redemptions of Shares detailed above. To the extent the Fund may effect the issuance or redemption of Creation Units in exchange wholly or partially for cash, such trades could result in disruption of portfolio management, dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objectives, and may lead to the realization of capital gains. These consequences may increase as the frequency of cash purchases and redemptions of Creation Units by authorized participants increases. However, direct trading by authorized participants is critical to ensuring that Shares trade at or close to NAV.

To minimize these potential consequences of frequent purchases and redemptions of Shares, the Fund imposes transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs the Fund incurs in effecting trades. In addition, the Fund reserves the right to not accept orders from authorized participants that Innovator has determined may be disruptive to the management of the Fund or otherwise are not in the best interests of the Fund. For these reasons, the Board has not adopted policies and procedures with respect to frequent purchases and redemptions of Shares.

Dividends, Distributions and Taxes

Ordinarily, dividends from net investment income, if any, are declared and paid at least annually by the Fund. The Fund distributes its net realized capital gains, if any, to shareholders annually.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.

Taxes

This section summarizes some of the main U.S. federal income tax consequences of owning Shares of the Fund. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and this summary does not describe all of the tax consequences to all taxpayers. For example, this summary generally does not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or non-U.S. tax consequences.

This federal income tax summary is based in part on the advice of counsel to the Fund. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, counsel to the Fund was not asked to review, and has not reached a conclusion with respect to, the federal income tax treatment of the assets to be included in the Fund. This may not be sufficient for you to use as the purpose of avoiding penalties under federal tax law.

As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.

The Fund intends to qualify as a “regulated investment company” under the federal tax laws. If the Fund qualifies as a regulated investment company and distributes its income as required by the tax law, the Fund generally will not pay federal income taxes.

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in this prospectus is provided as general information. You should consult your own tax advisor about the tax consequences of an investment in Shares.

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

•   The Fund makes distributions,

•   You sell your Shares listed on the Exchange, and

•   You purchase or redeem Creation Units.

To maintain its status as a RIC, the Fund must meet certain income, diversification and distributions tests. The Fund intends to treat any income that it may derive from the Subsidiary as “qualifying income” under the provisions of the Code applicable to RICs.

Taxes on Distributions

The Fund’s distributions are generally taxable. After the end of each year, you will receive a tax statement that separates the distributions of the Fund into two categories, ordinary income distributions and capital gain dividends. Ordinary income distributions are generally taxed at your ordinary tax rate; however, certain ordinary income distributions received from the Fund may be taxed at the capital gains tax rates. Generally, you will treat all capital gain dividends as long-term capital gains regardless of how long you have owned your Shares. To determine your actual tax liability for your capital gain dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, the Fund may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you; however, such distributions may reduce your tax basis in your Shares, which could result in you having to pay higher taxes in the future when Shares are sold, even if you sell the Shares at a loss from your original investment. The tax status of your distributions from the Fund is not affected by whether you reinvest your distributions in additional Shares or receive them in cash. The income from the Fund that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year.

Income from the Fund may also be subject to a 3.8% “Medicare tax.” This tax generally applies to your net investment income if your adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.

A corporation that owns Shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Fund because the dividends received deduction is generally not available for distributions from regulated investment companies.

If you are an individual, the maximum marginal stated federal tax rate for net capital gain is generally 20% (15% or 0% for taxpayers with taxable incomes below certain thresholds). Capital gains may also be subject to the Medicare tax described above.

Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your Shares to determine your holding period. However, if you receive a capital gain dividend from the Fund and sell your Shares at a loss after holding them for six months or less, the loss will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Code treats certain capital gains as ordinary income in special situations.

An election may be available to shareholders to defer recognition of the gain attributable to a capital gain dividend if they make certain qualifying investments within a limited time. Shareholders should talk to their tax advisor about the availability of this deferral election and its requirements.

Taxes on Exchange Listed Shares

If you sell or redeem your Shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your Shares from the amount you receive in the transaction. Your tax basis in your Shares is generally equal to the cost of your Shares, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your Shares.

Taxes and Purchases and Redemptions of Creation Units

If you exchange securities for Creation Units you will generally recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and your aggregate basis in the securities surrendered and the cash component paid. If you exchange Creation Units for securities, you will generally recognize a gain or loss equal to the difference between your basis in the Creation Units and the aggregate market value of the securities received and any cash redemption amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units or Creation Units for securities cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.

Treatment of the FLEX Options

The Fund’s investments in offsetting positions with respect to the Bitcoin ETPs may be “straddles” for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund, and losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections that the Fund may make with respect to its straddle positions may also affect the amount, character and timing of the recognition of gains or losses from the affected positions.

The tax consequences of straddle transactions to the Fund are not entirely clear in all situations under currently available authority. The straddle rules may increase the amount of short-term capital gain realized by the Fund, which is taxed as ordinary income when distributed to U.S. shareholders in a non-liquidating distribution. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, if the Fund makes a non-liquidating distribution of its short-term capital gain, the amount which must be distributed to U.S. shareholders as ordinary income may be increased or decreased substantially as compared to a fund that did not engage in such transactions.

The FLEX Options included in the portfolio are exchange-traded options. Under Section 1256 of the Code, certain types of exchange-traded options are treated as if they were sold (i.e., “marked to market”) at the end of each year. If all of the options held by the Fund are 1256 contracts, the options will not be subject to the straddle rules. To the extent that the Fund invests in Options that are categorized as Section 1256 contracts, the Fund will be required to recognize gains and losses from such instruments on a mark-to-market basis and treat 60% of any gain or loss as long-term and 40% as short-term, regardless of the holding period. To more accurately allocate these gains and other taxable income or loss among shareholders, the Fund may use an accounting practice known as “equalization.” By using equalization accounting, the Fund seeks to reduce the amount of its taxable income and capital gains that are required to be distributed to shareholders by accounting for a portion of the proceeds from sales of Fund shares as attributable to undistributed net investment income and realized capital gains. This practice is intended to ensure that such income and gains are distributed only to those shareholders who have actually economically earned them. There is no assurance that the Fund will use equalization in any given taxable year, and the use of equalization will not affect a shareholder’s aggregate tax liability. The Fund will be required to distribution substantially all of its net short term capital gain and will either distribute its net long term capital gain or notify the shareholders that the Fund is electing to pay tax on its long-term capital gains but that the shareholders will be required to include the long-term capital gains in income.

Treatment of Fund Expenses

Expenses incurred and deducted by the Fund will generally not be treated as income taxable to you.

Backup Withholding

The Fund may be required to withhold U.S. federal income tax (“backup withholding”) from dividends and capital gains distributions paid to shareholders. Federal tax will be withheld if (1) the shareholder fails to furnish the Fund with the shareholder’s correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify to the Fund that he or she is not subject to backup withholding. The current backup withholding rate is 24%. Any amounts withheld under the backup withholding rules may be credited against the shareholder’s U.S. federal income tax liability.

Non-U.S. Investors

If you are a non-U.S. investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from the Fund will generally be characterized as dividends for U.S. federal income tax purposes (other than dividends which the Fund properly reports as capital gain dividends) and will be subject to U.S. federal income taxes, including withholding taxes, subject to certain exceptions described below.

However, distributions received by a non-U.S. investor from the Fund that are properly reported by the Fund as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that the Fund makes certain elections and certain other conditions are met. Distributions from the Fund that are properly reported by the Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain non-U.S. investors, provided that the Fund makes certain elections and certain other conditions are met. Amounts paid to or recognized by a non-U.S. affiliate that are excluded from tax under the portfolio interest, capital gain dividends, short-term capital gains or tax-exempt interest dividend exceptions or applicable treaties, may be taken into consideration in determining whether a corporation is an “applicable corporation” subject to a 15% minimum tax on adjusted financial statement income.

Distributions to, and gross proceeds from dispositions of Shares by, (i) certain non-U.S. financial institutions that have not entered into an agreement with the U.S. Treasury to collect and disclose certain information and are not resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury and (ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity’s U.S. owners may be subject to a U.S. withholding tax of 30%. However, proposed regulations may eliminate the requirement to withhold on payments of gross proceeds from dispositions.

Investments in the subsidiary

One of the requirements for qualification as a RIC is that at least 90% of the Fund’s gross income for each taxable year must be “qualifying income.” Qualifying income includes dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies.

The Fund intends to treat any income it may derive from the FLEX Options received by the Subsidiary as “qualifying income” under the provisions of the Code applicable to RICs. The IRS had issued numerous PLRs provided to third parties not associated with the Fund or its affiliates (which only those parties may rely on as precedent) concluding that similar arrangements resulted in qualifying income. Many of such PLRs have now been revoked by the Internal Revenue Service. In March of 2019, the Internal Revenue Service published Regulations that concluded that income from a corporation similar to the Subsidiary would be qualifying income, if the income is related to the Fund’s business of investing in stocks or securities. Although the Regulations do not require distributions from the Subsidiary, the Fund intends to cause the Subsidiary to make distributions that would allow the Fund to make timely distributions to its shareholders.

If the Fund did not qualify as a RIC for any taxable year and certain relief provisions were not available, the Fund’s taxable income would be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. In such event, in order to re-qualify for taxation as a RIC, the Fund might be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions. This would cause investors to incur higher tax liabilities than they otherwise would have incurred and would have a negative impact on Fund returns. In such event, the Fund’s Board of Trustees may determine to reorganize or close the Fund or materially change the Fund’s investment objective and strategies.

The Subsidiary intends to conduct its affairs in a manner such that it will not be subject to U.S. federal income tax. It will, however, be considered a controlled foreign corporation, and the Fund will be required to include as income annually amounts earned by the Subsidiary during that year, whether or not distributed by the Subsidiary. Furthermore, the Fund will be subject to the RIC qualification distribution requirements with respect to the Subsidiary’s income, whether or not the Subsidiary makes a distribution to the Fund during the taxable year and thus the Fund may not have sufficient cash on hand to make such distribution.

Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary are organized, respectively, could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and could negatively affect the Fund and its shareholders. For example, Cayman Islands law does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands governmental authority taxes, the Fund’s shareholders would likely suffer decreased investment returns. There remains a risk that the tax treatment of the FLEX Options may be affected by future regulatory or legislative changes that could affect the character, timing and/or amount of the Fund’s taxable income or gains and distributions.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to state and local taxes on Fund distributions and sales of Shares.

Consult your personal tax advisor about the potential tax consequences of an investment in Shares under all applicable tax laws. See “Distributions and Taxes” in the SAI for more information.

Distributor

Foreside Fund Services, LLC serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares.

Net Asset Value

US Bancorp Fund Services LLC (“USBFS”), the Fund’s administrator and fund accounting agent, calculates the Fund’s NAV at the close of regular trading (ordinarily 4:00 p.m. E.S.T.) every day the New York Stock Exchange is open. The NAV for one Share is the value of that Share’s portion of the net assets of the Fund, which is calculated by taking the market price of the Fund’s total assets, including any interest or dividends accrued but not yet collected, less all liabilities, and dividing such amount by the total number of Shares outstanding. The result, rounded to the nearest cent is the NAV per Share.

Section 2(a)(41) of the 1940 Act provides that when a market quotation is readily available for a fund’s portfolio investments, such investment must be valued at the market value. Rule 2a-5 under the 1940 Act defines a readily available market quotation as “a quoted price (unadjusted) in active markets for identical investments that the fund can access at a measurement date, provided that a quotation will not be readily available if it is not reliable.” If a market quotation is not “readily available” the portfolio investment must be fair valued as determined in good faith by a fund’s board of trustees. Rule 2a-5 allows a fund’s board of trustees to designate the fund’s investment adviser as the “valuation designee” to perform fair value determinations subject to certain conditions. In accordance with Rule 2a-5, the Board has appointed Innovator as the “Valuation Designee” for the Fund’s portfolio investments. Investments will be fair valued as determined in good faith in accordance with the policies and procedures established by Innovator as the Valuation Designee pursuant to Rule 2a-5 and approved by, and subject to the oversight of, the Board of Trustees. As a general principle, “fair value” represents a good faith approximation of the value of a portfolio investment and is the amount the Fund might reasonably expect to receive from the current sale of that investment in an arm’s-length transaction. The use of fair value prices may result in prices used by the Fund that may differ from current market quotations or official closing prices on the applicable exchange. A variety of factors may be considered in determining the fair value of such securities. While the Valuation Procedures (defined below) are intended to result in the Fund’s NAV calculation that fairly reflects the values as of the time of pricing, the fair value determined for a portfolio instrument may be materially different from the value that could be realized upon the sale of that instrument.

FLEX Options listed on an exchange (e.g., Cboe) will typically be valued at a model-based price provided by the exchange at the official close of that exchange’s trading day. However, when the Fund’s option has a same-day market trading price, this same-day market trading price will be used for FLEX Option values instead of the exchange’s model-based price. If the exchange on which the option is traded is unable to provide a model price, model-based FLEX Options prices will additionally be provided by a backup third-party pricing provider. In selecting the model prices, the Sub-Adviser may provide a review of the calculation of model prices provided by each vendor, and may note to such vendors of any data errors observed, or where an underlying component value of the model pricing package may be missing or incorrect, prior to publication by the vendor of the model pricing to the Fund Accounting Agent for purposes of that day’s NAV. If either pricing vendor is not available to provide a model price for that day, the value of a FLEX option will be determined by Innovator as Valuation Designee in accordance with the Valuation Procedures. In instances where in the same trading day, a particular FLEX Option is represented in an all-cash basket (either a creation unit or redemption unit), as well as in an in-kind basket (either a creation unit or a redemption unit), for valuation purposes that trading day the Fund will default to use the trade price for both instances, rather than the model price otherwise available for the in-kind transaction.

Common stocks, preferred stocks and other equity securities listed on any national or foreign exchange (excluding the NASDAQ National Market (“NASDAQ”) and the London Stock Exchange Alternative Investment Market (“AIM”)) will be valued at the last sale price on the exchange on which they are principally traded or, for NASDAQ and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the exchange representing the principal market for such securities. Securities traded in the over-the-counter market are valued at the mean of the bid and the asked price, if available, and otherwise at their closing bid price.

Exchange-traded options (other than FLEX Options) and futures contracts will be valued at the closing price in the market where such contracts are principally traded. If no closing price is available, they will be valued at fair value. Any fair value determination will be made in accordance with the policies and procedures established by Innovator as Valuation Designee in accordance with Rule 2a-5.

USBFS may obtain all market quotations used in valuing securities from a third-party pricing service vendor (a “Pricing Service”). If no quotation can be obtained from a Pricing Service, then USBFS will contact Innovator. Innovator is responsible for establishing the valuation of portfolio securities and other instruments held by the Fund in accordance with the pricing and valuation procedures adopted by the Board (the “Valuation Procedures”). Innovator will then attempt to obtain one or more broker quotes for the security daily and will value the security accordingly.

If no quotation is available from either a Pricing Service, or one or more brokers, or if Innovator has reason to question the reliability or accuracy of a quotation supplied or the use of amortized cost, the value of any portfolio security held by the Fund for which reliable market quotations are not readily available will be determined by Innovator in a manner that most appropriately reflects fair market value of the security on the valuation date. The use of a fair valuation method may be appropriate if, for example: (i) market quotations do not accurately reflect fair value of an investment; (ii) an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (for example, a foreign exchange or market); (iii) a trading halt closes an exchange or market early; or (iv) other events result in an exchange or market delaying its normal close.

Fair valuation of an equity security will be based on the consideration of all available information, including, but not limited to, the following: (a) the type of security; (b) the size of the holding; (c) the initial cost of the security; (d) transactions in comparable securities; (e) price quotes from dealers and/or pricing services; (f) relationships among various securities; (g) information obtained by contacting the issuer, analysts, or the appropriate stock exchange; (h) an analysis of the issuer’s financial statements; and (i) the existence of merger proposals or tender offers that might affect the value of the security.

With respect to any non-U.S. securities held by the Fund, the Fund may take factors influencing specific markets or issuers into consideration in determining the fair value of a non-U.S. security. International securities markets may be open on days when the U.S. markets are closed. In such cases, the value of any international securities owned by the Fund may be significantly affected on days when investors cannot buy or sell Shares. In addition, due to the difference in times between the close of the international markets and the time the Fund prices its Shares, the value the Fund assigns to securities generally will not be the same as the quoted or published prices of those securities on their primary markets or exchanges. In determining fair value prices, the Fund may consider the performance of securities on their primary exchanges, foreign currency appreciation/depreciation, securities market movements in the U.S., or other relevant information as related to the securities.

For more information about how the Fund’s NAV is determined, please see the section in the SAI entitled “Determining Offering Price and Net Asset Value.”

Fund Service Providers

US Bancorp Fund Services LLC is the administrator and transfer agent for the Trust. U.S. Bank, N.A. serves as the custodian for the Trust.

Chapman and Cutler LLP, 320 South Canal Street, Chicago, Illinois 60606, serves as legal counsel to the Trust.

Cohen & Company, Ltd., 342 North Water Street, Suite 830, Milwaukee, Wisconsin 53202, serves as the Fund’s independent registered public accounting firm and is responsible for auditing the annual financial statements of the Fund.

Premium/Discount Information

Information showing the number of days the market price of Shares was greater (at a premium) and less (at a discount) than the Fund’s NAV for the most recently completed calendar year, and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter), is available at www.innovatoretfs.com.

Other Investment Companies

Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies. The SEC adopted Rule 12d1-4 under the 1940 Act, which outlines the requirements under which an investment company may invest in securities of another investment company beyond the limits prescribed in Section 12(d)(1) of the 1940 Act. Any investment by another investment company in the Fund, or by the Fund in another investment company, must comply with Rule 12d1-4 in order to exceed the limits contained in Section 12(d)(1).

Financial Highlights

The Fund is new and has no performance history as of the date of this prospectus. Financial information therefore is not available.

Innovator Uncapped Bitcoin 20 Floor ETF® — Quarterly

For more detailed information on the Fund, several additional sources of information are available to you. The SAI, incorporated by reference into this Prospectus, contains detailed information on the Fund’s policies and operation. Additional information about the Fund’s investments is available in the annual and semi-annual reports to shareholders and in Form N-CSR. In the Fund’s annual reports, you will find a discussion of the market conditions and investment strategies that significantly impacted the Fund’s performance during the last fiscal year. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements. The Fund’s most recent SAI, annual or semi-annual reports and certain other information, such as Fund financial statements, are available free of charge by calling the Fund at (800) 208-5212, on the Fund’s website at www.innovatoretfs.com or through your financial advisor. Shareholders may call the toll-free number above with any inquiries.

You may obtain this and other information regarding the Fund, including the SAI and Codes of Ethics adopted by the Adviser, Sub-Adviser, Distributor and the Trust, directly from the SEC. Information on the SEC’s website is free of charge. Visit the SEC’s on-line EDGAR database at http://www.sec.gov. You may also request information regarding the Fund by sending a request (along with a duplication fee) to the SEC by sending an electronic request to publicinfo@sec.gov.

Innovator Capital Management, LLC 200 W. Front Street Wheaton, Illinois 60187 (800) 208-5212 www.innovatoretfs.com	SEC File #: 333-146827 811-22135